                           SCHEDULE 14A INFORMATION

                 Proxy Statement Pursuant to Section 14(a) of
                      the Securities Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[X] Preliminary Proxy Statement

[_] Confidential, For Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))

[_] Definitive Proxy Statement

[_] Definitive Additional Materials

[_] Soliciting Material Under Rule14a-12


                                  PANJA INC.
                             d/b/a AMX Corporation
               (Name of Registrant as Specified In Its Charter)

    -----------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other than the Registrant)
    -----------------------------------------------------------------------


Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    (1)  Title of each class of securities to which transaction applies:________________________________
    (2)  Aggregate number of securities to which transaction applies:___________________________________
    (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange
         Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):____________________________________________________________________________
    (4)  Proposed maximum aggregate value of transaction:_______________________________________________
    (5)  Total fee paid:________________________________________________________________________________
[_] Fee paid previously with preliminary materials:_____________________________________________________
[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
    (1)  Amount Previously Paid:________________________________________________________________________
    (2)  Form, Schedule or Registration Statement No.:__________________________________________________
    (3)  Filing Party:__________________________________________________________________________________
    (4)  Date Filed:____________________________________________________________________________________

                                  PANJA INC.
                             d/b/a AMX Corporation
                              3000 Research Drive
                            Richardson, Texas 75082

July 31, 2001

To Our Shareholders:

     We are pleased to invite you to attend the Annual Meeting of Panja Inc. doing business as AMX Corporation, which will be held at the Renaissance Hotel, 900 East Lookout Drive, Richardson, Texas 75082 at 10:00 a.m. on August 22, 2001.

     The matters to be acted on at the meeting are described in the Proxy Statement. We hope that you will be able to attend the meeting. However, whether or not you attend, it is important that you vote. Please mark, date, sign and return the enclosed proxy card to ensure that your shares will be represented at the meeting.

     The Board of Directors and the management team look forward to seeing you at the meeting.

                                  Sincerely,



                                  Scott D. Miller
                                  Chairman of the Board, Chief Executive Officer and President

                                  PANJA INC.
                             d/b/a AMX Corporation

           ---------------------------------------------------------
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                         TO BE HELD ON AUGUST 22, 2001
           ---------------------------------------------------------

To the Shareholders of Panja Inc. (d/b/a AMX Corporation):

     NOTICE IS HEREBY GIVEN that the 2001 Annual Meeting of Shareholders of Panja Inc., a Texas corporation doing business as AMX Corporation (the "Company"), will be held on August 22, 2001, at 10:00 a.m. at the Renaissance Hotel, 900 East Lookout Drive, Richardson, Texas 75082 for the following purposes:

     1. To elect seven directors. If the proposed amendment to the Company's bylaws providing for a classified Board is adopted, the seven directors will be elected to a classified Board, with the Class I directors being elected initially for a one-year term, the Class II directors being elected initially for a two-year term and the Class III directors being elected initially for a three-year term;

     2. To amend the Company's bylaws to provide for the classification of the Board of Directors into three classes, with members of each class serving staggered three-year terms;

     3. To amend the Articles of Incorporation of the Company to clarify and establish that the holders of at least two-thirds of the outstanding shares of capital stock entitled to vote may amend, repeal or adopt any bylaw;

     4. To amend the Articles of Incorporation of the Company to change the name of the Company from "Panja Inc." to "AMX Corporation";

     5. To amend the 1996 Employee Stock Purchase Plan to increase the number of shares of common stock available for issuance under such plan from 250,000 shares to 500,000 shares;

     6. To ratify the appointment of Ernst & Young LLP as independent accountants of the Company for the fiscal year ending March 31, 2002; and

     7. To transact such other business as may properly come before the meeting or any adjournments thereof.

     The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

     Shareholders of record at the close of business on July 11, 2001 are entitled to notice of and to vote at the meeting. Only holders of record of the Company's common stock on that date are entitled to vote on matters coming before the meeting and any adjournment or postponement thereof. A complete list of shareholders entitled to vote at the meeting will be maintained in the Company's current offices at 3000 Research Drive, Richardson, Texas 75082 for ten days prior to the meeting and will be open to the examination of any shareholder during ordinary business hours of the Company.

     Please advise the Company's Transfer Agent, Mellon Investor Services L.L.C., Overpeck Centre, 85 Challenger Road, Ridgefield Park, New Jersey, 07660 of any change in your address.

     All shareholders are cordially invited to attend the meeting in person. However, to ensure your representation at the meeting, you are urged to mark, sign, date and return the enclosed Proxy as soon as possible in the envelope enclosed for that purpose. Any shareholder attending the meeting may vote in person even if he or she previously returned a Proxy.

                                        By Order of the Board of Directors



                                        Paul D. Fletcher
                                        Secretary

Richardson, Texas
July 31, 2001

                                  PANJA INC.
                             d/b/a AMX Corporation
                              3000 Research Drive
                            Richardson, Texas  75082

          -----------------------------------------------------------

                                PROXY STATEMENT
                         ANNUAL MEETING OF SHAREHOLDERS

                         TO BE HELD ON AUGUST 22, 2001

          -----------------------------------------------------------

                 INFORMATION CONCERNING SOLICITATION AND VOTING

General

  The enclosed proxy is solicited on behalf of the Board of Directors of Panja Inc., a Texas Corporation doing business as AMX Corporation (the "Company" or "AMX"), for the Annual Meeting of Shareholders to be held on August 22, 2001, at 10:00 a.m. at the Renaissance Hotel, 900 East Lookout Drive, Richardson, Texas 75082, or any adjournment or adjournments thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting.

  This proxy statement and the enclosed proxy card are being sent beginning approximately July 31, 2001, to all shareholders entitled to vote at the meeting. The Company's annual report for the fiscal year ended March 31, 2001 is being mailed herewith to all shareholders entitled to vote at the Annual Meeting. The annual report does not constitute a part of the soliciting materials.

Record Date; Outstanding Shares

  Only shareholders of record at the close of business on July 11, 2001 (the "Record Date") are entitled to receive notice of and to vote at the meeting. The outstanding voting securities of the Company as of such date consisted of 10,994,108 shares of common stock, par value $.01 per share (the "Common Stock"). The Company has no other class of stock outstanding. For information regarding holders of more than 5% of the outstanding Common Stock, see "Election of Directors - Security Ownership of Certain Beneficial Owners and Management."

Revocability of Proxies

  The enclosed proxy is revocable at any time before its use by delivering to the Company a written notice of revocation or a duly executed proxy bearing a later date. If a person who has executed and returned a proxy is present at the meeting and wishes to vote in person, he or she may elect to do so and thereby suspend the power of the proxy holders to vote his or her proxy.

Voting and Solicitation

  Every shareholder of record on the Record Date is entitled, for each share held, to one vote on each proposal or item that comes before the meeting. With respect to the election of directors, the director nominees receiving the highest number of affirmative votes of the shares entitled to be voted shall be elected to the Board of Directors. The affirmative vote of the holders of a majority of the Company's Common Stock entitled to vote and represented in person or by proxy at the meeting will be required to amend the Company's bylaws to provide for the classification of the Board of Directors, to amend the Articles of Incorporation of the Company to clarify and establish that the holders of at least two-thirds of the outstanding shares of capital stock entitled to vote may amend, repeal or adopt any bylaw, to amend the Articles of Incorporation of the Company to change the name of the Company from "Panja Inc." to "AMX Corporation", to amend the 1996 Employee Stock Purchase Plan to increase the number of shares of common stock available for issuance under such plan from 250,000 shares to 500,000 shares, and to approve and ratify the Board's selection of Ernst & Young LLP as the Company's independent auditors.

  The cost of this solicitation will be borne by the Company. The Company may reimburse expenses incurred by brokerage firms and other persons representing beneficial owners of shares in forwarding soliciting materials to beneficial owners. Proxies may be solicited by certain of the Company's directors, officers and regular employees, without additional compensation, personally, by telephone, by email, by facsimile or by telegram.

Quorum; Abstentions; Broker Non-Votes

  The required quorum for the transaction of business at the Annual Meeting is a majority of the shares of Common Stock issued and outstanding on the Record Date. Shares that are voted "FOR," "AGAINST," or "WITHHELD FROM" a matter are treated as being present at the Meeting for purposes of establishing a quorum and are also treated as shares "represented and voting" at the Annual Meeting (the "Votes Cast") with respect to such matter.

  While there is no definitive statutory or case law authority in Texas as to the proper treatment of abstentions, the Company believes that abstentions should be counted for purposes of determining both (i) the presence or absence of the quorum for the transaction of business, and (ii) the total number of Votes Cast with respect to a proposal. In the absence of controlling precedent to the contrary, the Company intends to treat abstentions in this manner. Accordingly, abstentions will have the same effect as a vote against a proposal.

  Broker non-votes will be counted for purposes of determining the presence or absence of a quorum for the transaction of business, but will not be counted for purposes of determining the number of Votes Cast with respect to a proposal.

Deadline for Receipt of Shareholder Proposals

  Proposals of shareholders of the Company that are intended to be presented by such shareholders at the Company's 2002 Annual Meeting must be received by the Company, addressed to Paul D. Fletcher, Secretary, AMX Corporation, 3000 Research Drive, Richardson, Texas, 75082, no later than April 2, 2002 (assuming that the Company's 2002 Annual Meeting of Shareholders is held on a date that is within 30 days from the date on which the 2001 Annual Meeting was held) for inclusion in the proxy statement and form of proxy relating to that meeting. Such proposals must comply with the Bylaws of the Company and the requirements of Regulation 14A of the Securities Exchange Act of 1934, as amended (the "Exchange Act").

  Pursuant to Rule 14a-4 of the Exchange Act, the Company may exercise discretionary voting authority at the 2002 Annual Meeting under proxies it solicits to vote on a proposal made by a shareholder, unless the Company is notified about the proposal no later than June 17, 2002 (assuming that the Company's 2002 Annual Meeting of Shareholders is held on a date that is within 30 days from the date on which the 2001 Annual Meeting was held).

  With respect to business to be brought before the Annual Meeting to be held on August 22, 2001, the Company has not received any notices from shareholders that the Company was required to include in this Proxy Statement.


                             ELECTION OF DIRECTORS
                                    (ITEM 1)

  A Board of seven directors is to be elected at the meeting. Unless otherwise instructed, the proxy holders will vote all of the proxies received by them for the Company's seven nominees named below. The proxies cannot be voted for a greater number of nominees than seven nominees. In the event that any of the nominees shall become unavailable, the proxy holders will vote in their discretion for a substitute nominee. It is not expected that any nominee will be unavailable.

  In Item 2 of this proxy statement, the Company is requesting that the shareholders approve an amendment and restatement of Article III, Section 3.02 of the Company's bylaws in order to provide for a classified Board of Directors. In the event the shareholders approve Item 2, each nominee elected by the shareholders will be assigned to one of Class I, Class II, or Class III as set forth below. Directors assigned to (i) Class I shall serve until the 2002 Annual Meeting, (ii) Class II shall serve until the 2003 Annual Meeting, and (iii) Class III shall serve until the 2004 Annual Meeting, in each case until such director's successor is elected and has qualified, or until such director's earlier death, resignation, or removal. After initial implementation at the 2001 Annual Meeting, each class of directors would be subject to election every third year and would serve for a three-year term for so long as the board remained classified into three classes.

  In the event the shareholders do not approve Item 2, each director to be elected will hold office until the next annual meeting of shareholders and until his successor is elected and has qualified, or until such director's earlier death, resignation, or removal.

Vote Required

  The seven nominees receiving the highest number of affirmative votes of the shares entitled to be voted shall be elected to the Board of Directors. Votes withheld from any director are counted for purposes of determining the presence or absence of a quorum and for purposes of determining the total number of votes cast for such director, but have no other legal effect under Texas law.

  Unless otherwise instructed, the proxy holders will vote the proxies received by them for the Company's seven nominees named below. If any nominee of the Company is unable or declines to serve as a director at the time of the meeting, the proxies will be voted for any nominee who is designated by the present Board of Directors to fill the vacancy. It is not expected that any nominee will be unable or will decline to serve as a director.

  The Board of Directors recommends that shareholders vote "FOR" the nominees listed below.

  The names and certain information about the nominees for directors are set forth below:

Name of Nominee                 Class     Age              Positions/Principal Occupation                Director Since
---------------                 -----     ---    --------------------------------------------------      --------------
Scott D. Miller (3)..........    III       48    Chairman of the Board, Chief Executive Officer and            2001
                                                 President
Robert Carroll...............     II       54    Chairman and CEO of BEI Holding Corporation                   2001
Richard Smith (1)(2)(3)......      I       52    Partner, diversified holdings                                 2001
J. Otis Winters (1)(2)(3)....      I       68    President, Oriole Oil Company                                 1997
Peter D. York................     II       58    Vice Chairman of the Board and Director                       1995
Casey Cowell.................    III       48    Chairman, Durandal, Inc.                                        --
Pat Summerall................    III       71    Announcer, Fox Television Network                               --

_______________
(1) Members of the Compensation Committee. Harvey B. Cash, the other current member and Chairman of the Compensation Committee, has declined to stand for re-election at the Annual Meeting.

(2) Members of the Audit Committee. Mr. Cash, the other current member of the Audit Committee, has declined to stand for re-election at the Annual Meeting.

(3)  Members of the Nominating Committee.

     Except as set forth below, each of the nominees has been engaged in the principal occupation described above during the past five years. There is no family relationship between any director or executive officer of the Company.

  Set forth below is certain information with respect to each of the nominees for director and each other executive officer of the Company:

Nominees

  Scott D. Miller, has served as the Company's President, Chief Executive Officer and Chairman of the Board of Directors since February 2001. Mr. Miller was a co-founder of the Company, and served as President, Chief Executive Officer, and a director from the Company's inception in 1982 until September 1995, when he relinquished his positions as President and Chief Executive Officer. Mr. Miller continued to serve on the board of directors, but did not stand for reelection as a director of the Company at the 2000 Annual Shareholders Meeting. Prior to founding the Company, Mr. Miller served as Regional Services Manager of Linear Corporation and National Sales Manager of Pavco Electronics. Mr. Miller has also served in the U.S. Air Force.

  Robert J. Carroll has served as a consultant to the Company since March 2001, and as Chairman and CEO of BEI Holding Corporation from 1998 to present. BEI subsidiary companies are global leaders in the design, manufacture, and sales of broadcast automation systems, transmitters, and remote broadcasting equipment. BEI is responsible for acquisitions, integration, divestitures, and overall general management of the portfolio businesses. Since 1995, Mr. Carroll has also been Principal in Roscommon Limited, a technology investment and consulting practice providing specialized support in turnarounds, acquisitions, and divestitures. Mr. Carroll has over twenty-five years operational experience with technology companies engaged in software and hardware manufacturing. Mr. Carroll graduated from American Institute, attended graduate school at American University, and completed MBA graduate courses at the University of Dallas Graduate School of Management.

  Richard Smith has served as partner in acquiring diversified private companies from 1998 to present. These operations include companies in the transportation, apparel, metal fabrication, retail, and gaming industries. Prior to this period Mr. Smith served in companies as chief financial and/or development officer including: Long John Silvers', a restaurant chain; Panda Energy, an international developer of co-generation power plants; The Rosewood Corporation, an energy and real estate holding company for the Caroline Hunt Trust; Harbert Corporation, a private construction, energy, and real estate firm; SunLife America, an insurance company; and Integon Corporation; a life and casualty insurance company. Mr. Smith also served as director of strategic planning and mergers and acquisitions for Ashland Inc., a diversified energy company. Mr. Smith holds a MBA and BS in finance from Murray State University.

  J. Otis Winters has served as a director of the Company since January 1997. Mr. Winters is President of Oriole Oil Company, and was co-founder of Pate, Winters & Stone, Inc., a consulting firm, in 1989 and served as its chairman from 1990 until its acquisition by Glass & Associates in 2000. Mr. Winters serves on the Board of Directors of Glass & Associates, as well as Dynegy, Inc. and Triton Energy. A registered professional engineer, Mr. Winters holds a MBA from the Harvard Business School and a BS and MS in petroleum engineering from Stanford University.

  Peter D. York, Vice Chairman of the Board, served as Senior Vice President for the Company since 1992, and has been a director since March 1995. Mr. York has served as Vice Chairman of the Board of Directors since July 2, 1997. Mr. York joined the Company in 1991 upon the acquisition by the Company of York Controls, Inc. Mr. York founded York Controls, Inc. in 1978 and served as its President and Chief Executive Officer until its acquisition by the Company. Mr. York attended Stanford University.

  Casey Cowell has been nominated by the Nominating Committee to serve as a director. Mr. Cowell owns and oversees the management of several diversified private companies, operating principally through Durandal, Inc., a holding company of which he is Chairman and principal owner. He co-founded U.S. Robotics in 1976. Mr. Cowell headed U.S. Robotics from its inception until its combination with 3Com Corporation in June 1997. Mr. Cowell serves on the board of directors of 3Com Corporation and CDW Computer Centers, Inc., and many private companies including Broadstreet Communications, XOR, Inc., JobsOnLine, Inc., and Curious Networks. He is also a member of the board of trustees for the University of Chicago, the Illinois Institute of Technology, and many other civic organizations. Mr. Cowell received a Bachelor of Arts degree in economics from the University of Chicago in 1975.

  Pat Summerall, has been nominated by the Nominating Committee to serve as a director. Mr. Summerall is best known for his relationship with the National Football League. Mr. Summerall spent ten years as a football player before beginning his broadcasting career in 1962, and has been considered by most critics and fans to be the premier play-by-play man for network coverage over the last forty years. Mr. Summerall has received many awards throughout his career including a Lifetime Achievement Award for Sports by the National Academy of Television Arts and Sciences, and the Pro Football Hall of Fame's Pete Rozelle Radio-Television Award. Mr. Summerall holds an education degree and a master's degree from the University of Arkansas.

Other Executive Officers

  Paul D. Fletcher, 42, has served as the Chief Financial Officer and Treasurer of the Company since January 2000. Prior to joining the Company, Mr. Fletcher served as the Vice President and Treasurer of Excel Communications, Inc., a telecommunications and network marketing company, from May 1996 to January 2000. From February 1987 until May 1996, Mr. Fletcher served as Senior Vice President for Lomas Financial Corporation, a diversified financial services company. Mr. Fletcher holds a BA from Albion College and an MBA from Northwestern University.

  R. Randal Riebe, 46, has served as Vice President of Strategic Planning of the Company since May 2001 and served as Vice President and General Manager of the Enterprise Systems Division of the Company from May 1997 to May 2001. Prior to joining the Company, Mr. Riebe served as Vice President, Systems Integration Group of Fairview/AFX Incorporated from 1994 through 1997. From 1992 to 1994 Mr. Riebe served as Business Development Manager of Sound Advance Systems, a commercial loudspeaker manufacturer, and as Vice President of Sales for Ford Audio Video from 1983 through 1992. Mr. Riebe holds an education degree from the University of Central Oklahoma.

  Michael Olinger, 54, has served as Vice President of Sales of the Company since June 2001. Mr. Olinger is responsible for the Company's sales and distribution operations worldwide. Mr. Olinger has served the Company since May 1994 as the Vice President, International Sales. Prior to joining the Company, Mr. Olinger served as Vice President, International Sales of Telex Communications Inc., a professional audio products company, from 1978 through 1994. Mr. Olinger holds a BA degree from the Central University of Iowa.

  Carl Evans, 52, joined the Company in July 2001 as Vice President of Operations. Prior to joining, Mr. Evans served as Vice President of Operations for Samsung Telecommunications from 1998 to June 2001. He is responsible for daily operations including planning, engineering services, procurement, manufacturing, and customer service. Mr. Evans brings 20-plus years of high-tech manufacturing and customer service experience to the Company. He has held senior management positions at companies such as Siemens, Network Access Corporation, Intellicall and Nortel.

  Steve Byars, 47, has served as Vice President of Administration from April 2001 to present. From April 1995 to April 2001, Mr. Byars led the administrative functions for Hollywood Casino Corporation. Previously Mr. Byars served Fidelity Investments from October 1989 to April 1995 as Vice President of Administration. He has also prior senior level experience with a variety of companies, including Trammell Crow Company, Amdahl Computer Corporation, and Texas Instruments. Mr. Byars holds a MBA and BA from the University of North Texas.

The officers serve at the discretion of the Board of Directors.

        Security Ownership of Certain Beneficial Owners and Management

  The following table sets forth, as of June 30, 2001, certain information with respect to the beneficial ownership of the Company's Common Stock by (i) each person known by the Company to own beneficially more than five percent (5%) of the outstanding shares of Common Stock, (ii) each current director and director nominee of the Company, (iii) the executive officers of the Company named in the table under "Executive Compensation - Summary Compensation Table," and (iv) all directors and executive officers as a group. Except as otherwise described above in "Vote Required," the Company does not know of any agreements among its shareholders that relate to voting or investment power of its shares of Common Stock.

                                                                                                Shares of Common Stock
                                                                                                 Beneficially Owned(1)
                                                                                            ---------------------------------
                                                                                                                Percentage
      5% Beneficial Owners, Directors and Executive Officers                                      Number         Ownership
      --------------------------------------------------------------------------------      ----------------- ---------------
      Scott D. Miller (2).............................................................           1,864,435         16.8%

      Peter D. York (3)...............................................................             660,484          6.0%

      Joe Hardt (4)...................................................................             658,566          5.9%
      6254 Park Lane
      Dallas, TX 75225

      Special Situations Fund III, L.P. (5)...........................................             678,274          6.2%
      153 East 53/rd/ Street
      New York, NY  10022

      Casey Cowell....................................................................             348,335          3.2%
      c/o Durandal, Inc.
      676 N. Michigan Avenue, Suite 3450
      Chicago, IL  60611

      J. Otis Winters (6).............................................................              52,500            *
      5956 Sherry Lane, Suite 2001
      Dallas, TX 75225

      Harvey B. Cash (7)..............................................................              50,372            *
      c/o InterWest Partners
      13355 Noel Road, Suite 1375
      LB #65, Dallas, TX 75240

      Robert J. Carroll (8)...........................................................               5,000            *
      3020 Shelton Way
      Plano, TX  75093

      Richard L. Smith (9)............................................................               5,000            *
      6029 Northwood Road
      Dallas, TX  75225

      Pat Summerall...................................................................                  --           --

      Paul D. Fletcher................................................................               2,384            *

      Tom Hite (10)...................................................................                 158            *

      Dave Benesh (10)................................................................                  --          --

      Michael D. Olinger (11).........................................................              39,750           *

      R. Randal Riebe (12)............................................................              73,750           *

      All directors and executive officers as a group (eight
        persons) (13).................................................................           2,713,925        24.1%

________________________
*    Less than 1%

(1) The information contained in this table with respect to beneficial ownership reflects "beneficial ownership" as defined in Rule 13d-3 under the Exchange Act. All information with respect to the beneficial ownership of any principal shareholder was supplied in a Schedule 13D or 13G filed with the Securities and Exchange Commission (the "SEC") by or on behalf of such principal shareholder under the Exchange Act and/or was furnished by such principal shareholder to the Company and, except as otherwise indicated or pursuant to community property laws, each shareholder has sole voting and investment power with respect to shares listed as beneficially owned by such shareholder. Shares subject to options exercisable within 60 days of June 30, 2001 are deemed outstanding for computing the percentage of the person holding such options, but are not deemed outstanding for computing the percentage of any other person. The address for Messrs. Miller, York, Summerall, Fletcher, Olinger and Riebe is c/o AMX Corporation, 3000 Research Drive, Richardson, Texas 75082. Messrs. Hite and Benesh resigned from the Company prior to the end of its last fiscal year. The records of the Company reflect that Mr. Hite's address is 905 Sunset Hill, Rockwall, Texas 75087, and Mr. Benesh's address is P.O. Box 795083, Dallas, Texas 75379.

(2) Includes 102,500 shares of Common Stock issuable upon exercise of outstanding options, which are presently exercisable or are exercisable within 60 days after June 30, 2001.

(3) Includes 12,500 shares of Common Stock issuable upon exercise of outstanding options, which are presently exercisable or are exercisable within 60 days after June 30, 2001.

(4) Includes 108,750 shares of Common Stock issuable upon exercise of outstanding options, which are presently exercisable or are exercisable within 60 days after June 30, 2001.

(5) According to a Statement on Schedule 13G filed February 14, 2001, Special Situations Fund III, L.P. is one of several Reporting Persons identified therein, which Reporting Persons are Special Situations Fund III, L.P., a Delaware limited partnership ("SSF III"), Special Situations Technology Fund, L.P., a Delaware limited partnership ("SST"), Special Situations Cayman Fund, L.P., a Cayman Islands limited partnership ("Cayman Fund"), MGP Advisers Limited Partnership, a Delaware limited partnership, SST Advisers, L.L.C., a Delaware limited liability company, AWM Investment Company, Inc., a Delaware corporation, Austin W. Marxe, and David Greenhouse. According to the Schedule 13G, 678,274 shares are beneficially owned by Austin W. Marxe and David Greenhouse of which 377,149 shares of common stock are owned by SSF III, 174,600 shares of common stock are owned by SST, and 126,525 shares of common stock are owned by the Cayman Fund.

(6) Includes 47,500 shares of Common Stock issuable upon exercise of outstanding options, which are presently exercisable or are exercisable within 60 days after June 30, 2001.

(7) Includes 40,000 shares of Common Stock issuable upon exercise of outstanding options, which are presently exercisable or are exercisable within 60 days after June 30, 2001.

(8) Represents 5,000 shares of Common Stock issuable upon exercise of outstanding options, which are presently exercisable or are exercisable within 60 days after June 30, 2001.

(9) Represents 5,000 shares of Common Stock issuable upon exercise of outstanding options, which are presently exercisable or are exercisable within 60 days after June 30, 2001.

(10) Messrs. Hite and Benesh resigned from the Company prior to the end of its last fiscal year. The Company is relying on its latest records and a review of publicly filed documents to determine beneficial ownership for these former officers.

(11) Represents 39,750 shares of Common Stock issuable upon exercise of outstanding options, which are presently exercisable or are exercisable within 60 days after June 30, 2001.

(12) Represents 73,750 shares of Common Stock issuable upon exercise of outstanding options, which are presently exercisable or are exercisable within 60 days after June 30, 2001.

(13) Includes an aggregate of 286,250 shares of Common Stock issuable upon exercise of outstanding options granted to the executive officers and directors of the Company that are presently exercisable or are exercisable within 60 days after June 30, 2001.


Board Meetings and Committees

  The Board of Directors of the Company held a total of twelve meetings, and acted one time by unanimous consent, during the fiscal year ended March 31, 2001. In January 2001, Mr. John McHale resigned as a director from the Board of Directors and Mr. Robert Carroll was elected to the Board. In February 2001, Ms. Julie Spicer England resigned as a director from the Board of Directors and Mr. Richard Smith and Mr. Scott Miller were elected to the Board. In March 2001, Joe Hardt resigned from the Board of Directors in connection with his departure from the Company. During the fiscal year ended March 31, 2001, each director attended at least 75% of the meetings of the Board of Directors held during the period for which he or she was a director.

  Through February 2001, the Audit Committee was composed of three non-employee directors: Harvey B. Cash, Julie Spicer England and J. Otis Winters. In February 2001, Ms. England resigned from the Board of Directors and Richard Smith was appointed by the Board of Directors to the Audit Committee. The Audit Committee met five times during the last fiscal year. This Committee recommends engagement of the Company's independent auditors and reviews with management and the independent auditors the Company's financial statements, basic accounting and financial policies and practices, audit scope and competency of control personnel.

  Through December 2000, the Compensation Committee was composed of two non-employee directors, J. Otis Winters and Julie Spicer England, prior to Mr. Winters resignation from the Compensation Committee in December 2000. In December 2000, the Board of Directors appointed Harvey B. Cash to serve on the Compensation Committee to replace Mr. Winters. In February 2001, Ms. England resigned from the Board of Directors and Richard Smith was appointed by the Board of Directors to the Compensation Committee. In addition, Mr. Winters was also appointed by the Board of Directors to serve on the Compensation Committee so that since February 2001, the Compensation Committee was composed of three non-employee directors: Harvey B. Cash, Richard Smith and J. Otis Winters. The Compensation Committee met three times during the last fiscal year. This Committee reviews and recommends to the Board of Directors the compensation of executive officers of the Company and administers and makes awards and takes all other action as is provided under the employee benefit plans of the Company, including, but not limited to, the 1995 Stock Option Plan, the 1999 Equity Incentive Plan and the 1996 Employee Stock Purchase Plan, excluding, however, the 1995 Director Stock Option Plan.

  Through February 2001, the Nominating Committee was composed of two directors:
Harvey B. Cash and Joe Hardt. In February 2001, the Board of Directors appointed Scott Miller, Richard Smith and J. Otis Winters to the Nominating Committee. The Nominating Committee did not meet but acted one time by unanimous consent during the last fiscal year. The Nominating Committee is responsible for developing a policy on the size and composition of the Board of Directors, reviewing possible candidates for membership on the Board of Directors, and recommending a slate of nominees. The Nominating Committee will consider shareholder proposals of persons to be nominated for election to the Board of Directors. See "Deadlines for Receipt of Shareholder Proposals."

Board Compensation

  Currently, the Company's directors do not receive any cash compensation for serving on the Board of Directors or any Committees, but are reimbursed by the Company for expenses incurred in attending meetings of the Board of Directors or any Committees. The Company's non-employee directors, Mr. Carroll, Mr. Cash, Mr. Smith, and Mr. Winters, each received option grants under the Company's 1999 Equity Incentive Plan in lieu of a cash payment for their director's fees. Such option grants were approved by the entire Board of Directors.

  Generally, options to purchase 5,000 shares of Common Stock will be granted under the 1999 Equity Incentive Plan, although options grants have also been made in prior years under the 1995 Director Stock Option Plan, to each new nonemployee director at the time such person is first elected or appointed to the Board. In addition, immediately following the Company's annual meeting of shareholders each year, commencing with the Company's Annual Meeting on August 16, 1996, each nonemployee director has been granted options to purchase 2,500 shares of Common Stock, which grant will be approved by the entire Board of Directors. Additionally, each director will receive an annual grant of 7,500 options under the 1999 Equity Incentive Plan. The Chairman of the Board will receive an additional 10,000 options from the 1999 Equity Incentive Plan and the Chairman of each of the Audit Committee and the Compensation Committee will also receive an additional grant of 2,500 options, respectively.

  During the fiscal year ended March 31, 2001, Mr. Carroll, Mr. Cash, Mr. Smith and Mr. Winters received options to purchase 5,000 shares, 17,500 shares, 5,000 shares, and 15,000 shares, respectively. Such option grants represented options granted to directors in lieu of Board or Committee fees under the 1999 Equity Incentive Plan.

Report of the Compensation Committee

  The following is the Report of the Compensation Committee of the Company, describing the compensation policies and rationale applicable to the Company's officers with respect to the compensation paid to the officers for the fiscal year ended March 31, 2001. The information contained in the Report of the Compensation Committee shall not be deemed to be "soliciting material" or to be "filed" with the SEC, nor shall such information be incorporated by reference into any future filing under the Securities Act or the Exchange Act except to the extent that the Company specifically incorporates it by reference into such filing.

To the Board of Directors:

  As members of the Compensation Committee, it is our duty to administer the executive compensation program for the Company. The Compensation Committee is responsible for establishing appropriate compensation goals for the executive officers of the Company and evaluating the performance of such executive officers in meeting such goals. The elements of the executive compensation program described below are implemented and periodically reviewed and adjusted by the Compensation Committee.

  The goals of the Compensation Committee in establishing the Company's executive compensation program are as follows:

  (1) To fairly compensate the executive officers of the Company for their contributions to the Company's short-term and long-term performance. The elements of the Company's compensation program are (i) annual base salaries, (ii) annual cash bonuses and (iii) equity incentives.

  (2) To allow the Company to attract, motivate and retain the management personnel necessary to the Company's success by providing an executive compensation program comparable to that offered by similar companies.

  (3) To provide an executive compensation program with incentives linked to the financial performance of the Company. Under such program, incentive compensation for executive officers is linked to the general financial performance of the Company as measured by such items as revenues and income from operations.

Base Salaries.

  The Compensation Committee has reviewed the base salaries for all executive officers of the Company in light of corporate performance, individual performance, experience and a comparison with salary ranges reflecting similar positions, duties and levels of responsibility of other companies in similar industries and with comparable revenues and has found them to be reasonable. Each executive officer's base salary is reviewed annually by the Compensation Committee and is subject to adjustment on the basis of individual and corporate performance.

Annual and Other Bonuses.

  The bonuses available to the executive officers are based upon the achievement of specific performance targets. Such bonuses are designed to maximize the shareholder value. No cash bonuses were paid to the executive officers for fiscal 2001.

Equity Incentives.

  Equity incentives, including grants of stock options, are determined based on the Compensation Committee's assessment of the ability of such officers to positively impact the Company's future performance and enhance shareholder value as determined by their individual performances. Stock option grants and other equity incentives are not awarded annually but as the individual performance and experience of each executive officer warrants. Option awards generally vest in annual installments of up to four years. Option awards for directors generally vest immediately or twelve months from the date of grant. The amount and vesting of stock options are not contingent on achievement of any specific performance targets. All options granted will benefit the executive only to the extent that there is appreciation in the market price of the Common Stock during the option period.

  Equity and cash incentives are not limited to executive officers. Grants of stock options may be made to key employees upon joining the Company in amounts determined by the Compensation Committee and are also made to selected employees as performance related awards and as awards for certain promotions. The amounts of such grants are determined based on the individual employee's position with the Company and his or her potential ability to beneficially impact the performance of the Company. By giving employees a stake in the financial performance of the Company, the Compensation Committee's goal is to provide incentives to employees of the Company to enhance the financial performance of the Company and, thus, shareholder value.

Chief Executive Officer Compensation.

  Scott Miller has served as Chief Executive Officer and President since February 22, 2001. Mr. Miller's annual compensation is currently $50,000. Mr. Miller's salary is not covered by an employment agreement and is subject to annual review by the Compensation Committee. In February 2001, Mr. Miller was granted options to acquire 300,000 shares of common stock at an exercise price of $4.25 per share.

  Joe Hardt served as the Company's Chief Executive Officer and President through February 22, 2001. Mr. Hardt's compensation for the fiscal year ended March 31, 2001 principally consisted of a base salary of $300,000 per annum, which was effective since April 1999 and was originally established by contract in October 1998 at an amount of $200,000 per annum, and was subject to annual review and upward adjustment by the Compensation Committee. Effective February 22, 2001, Mr. Hardt and the Company entered into an agreement that superceded the previous employment agreement. Under the new agreement, Mr. Hardt resigned as Chief Executive Officer and President and agreed to serve as the Director of Special Projects until June 30, 2001. During Mr. Hardt's employment as Director of Special Projects, Mr. Hardt received a salary of $25,000 per month. In return for Mr. Hardt's service as an officer and director of the Company, the Company agreed to pay a bonus amount equal to $525,000, which included: (1) immediate cancellation of principal and accrued interest for each of the promissory notes executed by Mr. Hardt and payable to the Company in an aggregate amount equal to approximately $85,820; and (2) payment of a cash amount equal to approximately $439,180 payable in monthly installments of $25,000 per month over a 17-month period and a final monthly payment of approximately $14,180. Mr. Hardt received other compensation in the fiscal year ended March 31, 2001 in the amount of $2,885 consisting of the Company's matching contribution under the Company's Retirement and Savings Plan (the "401(k) Plan"), and was granted options to purchase 25,000 shares of the Common Stock at $3.625 per share.


                                    COMPENSATION COMMITTEE


                                    Harvey B. Cash, Chairman
                                    Richard Smith
                                    J. Otis Winters

Compensation Committee Interlocks and Insider Participation

  Messrs. Cash, Smith and Winters are the current members of the Compensation Committee.

  During the last fiscal year, no executive officer of the Company served as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving as a member of the Company's Board of Directors or Compensation Committee.

Certain Relationships and Related Transactions

  XTG, Inc., one of the Company's dealers, is wholly owned by Scott D. Miller, the Company's Chief Executive Officer, President and Chairman of the Board. During the fiscal year ended March 31, 2001, XTG, Inc. purchased approximately $61,000 of products from the Company at the same prices charged to other dealers for similar items in similar quantities.

  On January 2, 1998, Joe Hardt, then Chief Executive Officer, President and a director of the Company, exercised an option to acquire 25,000 shares of Common Stock for an aggregate purchase price of $22,375 with $250 paid in cash and $22,125 paid to the Company by delivery of his promissory note in the original principal amount of $22,125 bearing interest at the rate of 7.5% per annum with all principal and interest due on January 2, 2001. The outstanding principal and accrued interest were paid in full on October 25, 2000.

  On September 1, 1998, Joe Hardt, then Chief Executive Officer, President and a director of the Company, exercised an option to acquire 25,000 shares of Common Stock for an aggregate purchase price of $22,375 with $250 paid in cash and $22,125 paid to the Company by delivery of his promissory note in the original principal amount of $22,125 bearing interest at the rate of 8.25% per annum with all principal and interest due on August 31, 2001. The promissory note, including all outstanding principal and accrued interest, was cancelled in full on March 20, 2001 in connection with Mr. Hardt's current employment agreement (which included a severance arrangement) with the Company. See "Employment Agreements" below.

  On January 3, 2000, Joe Hardt, then Chief Executive Officer, President and a director of the Company, exercised an option to acquire 7,776 shares of Common Stock for an aggregate purchase price of $6,960 with $70 paid in cash and $6,890 paid to the Company by delivery of his promissory note in the original principal amount of $6,890 bearing interest at the rate of 8.25% per annum with all principal and interest due on January 3, 2003. The promissory note, including all outstanding principal and accrued interest, was cancelled in full on March 20, 2001 in connection with Mr. Hardt's current employment agreement (which included a severance arrangement) with the Company. See "Employment Agreements" below.

  On January 5, 2000, Peter D. York, Vice Chairman of the Board, Assistant Secretary and a director of the Company, exercised options to acquire 164,864 shares of Common Stock for an aggregate purchase price of $321,768 with $221,768 paid in cash and $100,000 paid to the Company by delivery of his promissory note in the original principal amount of $100,000 bearing interest at the rate of 8.25% per annum, with all principal and interest due on January 5, 2003. As of June 1, 2001, principal in the amount of $100,000, together with interest thereon of $11,688 remained outstanding.

  On October 25, 2000, Joe Hardt, then Chief Executive Officer, President, and a director of the Company, exercised an option to acquire 25,000 shares of Common Stock for an aggregate purchase price of $22,375 with $250 paid in cash and $22,125 paid to the Company by delivery of his promissory note in the original principal amount of $22,125 bearing interest at the rate of 9.5% per annum with all principal and interest due on October 25, 2003. The promissory note, including all outstanding principal and accrued interest, was cancelled in full on March 20, 2001 in connection with Mr. Hardt's current employment agreement (which included a severance arrangement) with the Company. See "Employment Agreements" below.

  On October 25, 2000, Joe Hardt, then Chief Executive Officer, President, and a director of the Company, exercised an option to acquire 25,000 shares of Common Stock for an aggregate purchase price of $27,750 with $250 paid in cash and $27,500 paid to the Company by delivery of his promissory note in the original principal amount of $27,500 bearing interest at the rate of 9.5% per annum with all principal and interest due on October 25, 2003. The promissory note, including all outstanding principal and accrued interest, was cancelled in full on March 20, 2001 in connection with Mr. Hardt's current employment agreement (which included a severance arrangement) with the Company. See "Employment Agreements" below.


Performance Graph

  The following graph compares the cumulative total shareholder return on an investment of $100 on March 31, 1996 in (i) the Company's Common Stock, (ii) the CRSP Total Return Index for the Nasdaq Stock Market (U.S. Companies) Index (the "Nasdaq Composite Index"), and (iii) the Total Return Index of the Nasdaq Stock Market - Electronic Components. The values with each investment are based on share price appreciation and the reinvestment of dividends.

  The information contained in the Performance Graph shall not be deemed to be "soliciting material" or to be "filed" with the SEC, nor shall such information be incorporated by reference into any future filing under the Securities Act or the Exchange Act except to the extent that the Company specifically incorporates it by reference into such filing.


                       [PERFORMANCE GRAPH APPEARS HERE]

  The graph above assumes $100 invested on March 31, 1996, and was plotted using the following data:

                         Panja Inc. d/b/a                         Nasdaq
                                AMX                             Electronic
                            Corporation       Nasdaq US            Comp.
                         ----------------  ---------------  -----------------
          3/31/96             $100.00          $100.00            $100.00
          3/31/97             $ 78.87          $111.14            $175.62
          3/31/98             $ 98.59          $168.46            $201.03
          3/31/99             $104.23          $227.60            $290.05
          3/31/00             $259.15          $423.34            $841.04
          3/31/01             $ 32.39          $169.30            $263.12

Executive Compensation

  Summary Compensation Table. The following table summarizes information with respect to the compensation of the Company's President and Chief Executive Officer and the other most highly compensated executive officers of the Company (the "Executive Group"), whose total compensation exceeded $100,000 during the fiscal year ended March 31, 2001.

                                                                                           Long Term
                                                                                         Compensation
                                                      Annual Compensation                   Awards
                                                  ---------------------------------- --------------------
                                                                                           Number of
                                                                                           Securities        All Other
                                                                                           Underlying        Compensation
Name and Principal Position              Year         Salary               Bonus            Options               (2)
-----------------------------------  -----------  -------------- ------------------- -------------------- ----------------

Scott Miller.......................      2001        $  4,281(4)     $           --              300,000           $    --
     Chief Executive Officer,            2000              --                    --               15,000                --
     President and Chairman              1999              --                    --                   --                --

Joe Hardt..........................      2001        $300,000(1)     $           --               25,000           $88,705(7)
     Former Chief Executive Officer and  2000         300,217(1)            120,000              180,000            11,025
     President                           1999         194,350(1)                 --               25,000             6,809

 Paul D. Fletcher...................     2001        $185,000        $           --               50,000             5,692
     Vice President and Chief            2000          36,289(3)             50,000              100,000                --
     Financial Officer                   1999              --                    --                   --                --

Tom Hite (5).......................      2001        $184,681        $           --                   --           $ 6,020
     Former Vice President and Chief     2000         165,000                49,500              100,000             5,349
     Technology Officer                  1999         150,650                    --                   --             5,380

R. Randal Riebe....................      2001        $165,000        $           --               30,000           $ 1,650
     Vice President - Strategic          2000         165,216                49,500              100,000             3,969
     Planning                            1999         120,650                    --                   --             3,949

Michael Olinger....................      2001        $120,000              $ 30,108               15,000           $ 2,885
     Vice President - Sales              2000         120,000                    --               15,000             4,566
                                         1999         102,000                20,866               15,000             4,948

Dave Benesh (6)....................      2001        $165,000        $           --               25,000           $ 5,331
     Former Vice President -             2000         165,217                49,500               50,000             5,363
     Operations                          1999         135,731                    --                   --             3,685

________

(1) Base salary determined under the terms of the October 1998 employment agreement, as amended, for Mr. Hardt. See "Employment Agreements" below. Mr. Hardt served as President and Chief Executive Officer for the Company from September 1995 to February 2001 and then served as Director of Special Projects to the Company prior to leaving the Company on June 30, 2001.

(2) Represents the amounts of matching contributions and allocations made by the Company for participating officers under the 401(k) Plan (which was established in January 1995) and the Profit Sharing Plan (which was established in 1989 and was terminated in fiscal 2000). For fiscal 2001, all amounts represent matching contributions under the 401(k) Plan with the exception of the other compensation of Joe Hardt.

(3) Represents the portion of Mr. Fletcher's $185,000 annual salary for the fiscal year ended March 31, 2000 since his employment commenced in January 2000. Mr. Fletcher was granted options to acquire 100,000 shares of common stock at an exercise price of $16.88 per share in January 2000.

(4) Represents the portion of Mr. Miller's $50,000 annual salary for the fiscal year ended March 31, 2001 since his employment commenced in February 2001. Mr. Miller was granted options to acquire 300,000 shares of common stock at an exercise price of $4.25 per share in February 2001.

(5) Mr. Hite served as Vice President-Engineering from August 1997 to January 2001, and Chief Technology Officer from July 2000 to January 2001, and then served as a consultant to the Company prior to leaving the Company in April 2001.

(6) Mr. Benesh served as Vice President of Operations of the Company from January 1998 to April 2001 prior to leaving the Company in April 2001.

(7) Includes cancellation of principal and accrued interest for each of the outstanding promissory notes executed by Mr. Hardt and payable to the Company in an aggregate amount equal to approximately $85,820.

Option Grants in Last Fiscal Year. The following table provides information on stock options granted to the Executive Group during the fiscal year ended March 31, 2001.

                                                   Individual Grants
                        --------------------------------------------------------------------
                                             Percent of
                                              Total                                              Potential Realizable
                             Number of       Options                                              Value at Assumed
                             Securities     Granted to                                           Annual Rates of Stock
                             Underlying     Employees            Per Share                       Price Appreciation for
                              Options          in                 Exercise       Expiration         Option Term(3)
Name                          Granted       Fiscal Year             Price            Date           5%           10%
----------------------  -----------------  ---------------  --------------  ----------------  ------------  ---------------
Scott Miller (1)                  300,000            34.2%          $ 4.25         2/22/11        $801,841       $2,032,022
Joe Hardt (2) (4)                  25,000             2.9%          $3.625        12/29/10        $ 56,994       $  144,433
Paul D. Fletcher (2)               50,000             5.7%          $3.625        12/29/10        $113,987       $  288,866
R. Randal Riebe (2)                30,000             3.4%          $3.625        12/29/10        $ 68,392       $  173,319
Michael Olinger (2)                15,000             1.7%          $3.625        12/29/10        $ 34,196       $   86,660
Dave Benesh (2)                    25,000             2.9%          $3.625        12/29/10        $ 56,994       $  144,433

___________

(1) 100,000 of such options granted are exercisable immediately upon grant, 100,000 are exercisable on the first anniversary date of the grant, and 100,000 are exercisable on the second anniversary date of grant.

(2) 25% of such options granted are exercisable after the first, second, third, and fourth anniversaries of the date of grant, respectively.

(3) The dollar amounts under these columns represent the realizable value of each grant of options assuming that the market price of the Common Stock appreciates in value from the date of grant at the 5% and 10% assumed annual rates of compounded stock price appreciation mandated by the rules of the SEC. Actual gains, if any, on stock option exercises are dependent on many factors, including the future financial performance of the Company and overall market conditions, and there can be no assurance provided to the Executive Group or any other holder of the Company's securities that the actual stock price will appreciate at the assumed 5% or 10% levels or at any other defined level.

(4) The 25,000 option grants to Mr. Hardt were cancelled as of June 30, 2001 as a result of his departure from the Company.

     Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values. The following options were exercised during the fiscal year ended March 31, 2001, by the Executive Group:

                                                     Number of Shares Underlying            Value of Unexercised
                                                        Unexercised Options at             In-the-Money Options at
                         Shares                             March 31, 2001                     March 31, 2001
                        Acquired         Value       ---------------------------------  ---------------------------------
Name                   on Exercise      Realized      Exercisable      Unexercisable      Exercisable     Unexercisable
------------------    -------------  -------------   ---------------------------------  --------------    ---------------
Scott D. Miller               --            --          102,500            200,000    $       --        $      --
Joe Hardt                126,404      $563,162          289,336            172,500    $  256,191        $      --
Paul D. Fletcher              --            --               --            150,000    $       --        $      --
Tom Hite                      --            --           75,000             75,000    $       --        $      --
R. Randal Riebe               --            --           47,500            112,500    $       --        $      --
Dave Benesh                   --            --           42,500                 --    $       --        $      --


Employment Agreements

     In October 1998, the Company entered into an employment agreement with Joe Hardt (the "Employment Agreement"). Pursuant to the Employment Agreement, Mr. Hardt agreed to serve as President and Chief Executive Officer of the Company. The Employment Agreement provided for Mr. Hardt to receive an annual base salary that was subject to review and adjustment on an annual basis by the Compensation Committee of the Board of Directors (provided that such base salary could not be decreased). The Employment Agreement provided that Mr. Hardt was eligible to participate in such bonus plan as may be approved by the Compensation Committee of the Board of Directors and permitted Mr. Hardt to participate in any and all benefit plans and incentive plans maintained by or on behalf of the Company.

   Effective February 22, 2001, the Company and Mr. Hardt entered into a new employment agreement that superceded the previous Employment Agreement. Under the new employment agreement, Mr. Hardt resigned as Chief Executive Officer and President and agreed to serve as the Director of Special Projects until June 30, 2001. In addition, Mr. Hardt resigned as Chairman of the Board of Directors and as a director of the Company effective as of March 20, 2001. During Mr. Hardt's employment as Director of Special Projects, Mr. Hardt received a salary equal to $25,000 per month. In return for Mr. Hardt's service as an officer and director of the Company, the Company agreed to pay a bonus amount equal to $525,000, which included: (1) immediate cancellation of principal and accrued interest for each of the promissory notes executed by Mr. Hardt and payable to the Company in an aggregate amount equal to approximately $85,820; and (2) payment of a cash amount equal to approximately $439,180 payable in monthly installments of $25,000 per month over a 17-month period and a final monthly payment of approximately $14,180.

Indebtedness of Management

   See "Certain Relationships and Related Transactions" above.

Section 16(a) Beneficial Ownership Reporting Compliance

   Section 16(a) of the Exchange Act requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership on Form 3 and changes in ownership on Form 4 or Form 5 with the SEC. Such officers, directors and ten percent stockholders are also required by SEC rules to furnish the Company with copies of all Section 16(a) forms they file.

   Based solely on its review of the copies of such forms received by it, the Company believes that, during the fiscal year ended March 31, 2001, the Company's officers, directors and ten percent shareholders complied with all applicable Section 16(a) filing requirements, except that Messrs. Hardt, Riebe, and Fletcher filed Form 5s to report stock option grants under the 1999 Equity Incentive Plan after the due date of May 15, 2001.

Report of the Audit Committee

The Securities and Exchange Commission rules now require the Company to include in its proxy statement a report from the Audit Committee of the Board. The following report concerns the Audit Committee's activities regarding oversight of the Company's financial reporting and auditing process. The information contained in the Report of the Audit Committee shall not be deemed to be "soliciting material" or to be "filed" with the SEC, nor shall such information be incorporated by reference into any future filing under the Securities Act or the Exchange Act except to the extent that the Company specifically incorporates it by reference into such filing.

To the Board of Directors:

The Audit Committee is comprised solely of independent directors, as defined in the Marketplace Rules of the Nasdaq Stock Market, and it operates under a written charter adopted by the Board of Directors, which is included as Appendix A to this proxy statement. The composition of the Audit Committee, the attributes of its members and the responsibilities of the Committee, as reflected in its charter, are intended to be in accordance with applicable requirements for corporate audit committees.

As described more fully in its charter, the purpose of the Audit Committee is to assist the Board of Directors in its general oversight of the Company's financial reporting, internal control and audit functions. The Company's management is responsible for the preparation, presentation and integrity of the Company's financial statements, accounting and financial reporting principles, internal controls and procedures designed to ensure compliance with accounting standards, applicable laws and regulations. Ernst & Young LLP, the Company's independent auditors, is responsible for performing an independent audit of the consolidated financial statements in accordance with auditing standards generally accepted in the United States. The functions of the Committee are not intended to duplicate or to certify the activities of management and the independent auditors, and are in no way designed to supersede or alter the traditional responsibilities of the Company's management and the independent auditors. The Committee's role does not provide any special assurances with regard to the Company's financial statements, nor does it involve a professional evaluation of the quality of the audits performed by the independent auditors.

The Committee has reviewed and discussed the audited financial statements with management.

The Committee has discussed with the independent auditors the matters required to be discussed by Statement of Auditing Standards No. 61, Communication with Audit Committees. The Committee has received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, has considered the compatibility of nonaudit services with the auditors' independence, and has discussed with the auditors the auditors' independence.

Based on the review and discussions referred to above, the Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended March 31, 2001 for filing with the Securities and Exchange Commission.

                                 Audit Committee

                                 Richard Smith, Chairman
                                 Harvey B. Cash
                                 J. Otis Winters

    AMENDMENT TO THE BYLAWS TO PROVIDE FOR A CLASSIFIED BOARD OF DIRECTORS
                                   (Item 2)

     In May 2001, the Board of Directors unanimously adopted the Amended and Restated Bylaws of the Company, which included various amendments to the Company's bylaws designed to make hostile takeovers of the Company more difficult. The Board of Directors believes Article III, Section 3.02 of the Company's Amended and Restated Bylaws, which provides for a classified board of directors and is set forth in Appendix B, to be in the best interests of the Company and its shareholders. Article 2.33 of the Texas Business Corporation Act provides that no classification of directors is effective prior to the annual meeting of shareholders at which directors are elected unless the classification is effected by a bylaw adopted by the shareholders. The affirmative vote of the holders of at least a majority of the outstanding shares of Common Stock is required for approval of the classified board provision. Shareholders are requested in this Item 2 to approve Article III, Section 3.02 of the Amended and Restated Bylaws, which provides for a classified board of directors. The Board of Directors reserves the right to make minor revisions to the text of Article III, Section 3.02, provided such revisions do not materially alter the meaning or effect of the classified board provision.

     The Board of Directors believes that it would be advisable to adopt measures designed to deter hostile takeover attempts. Takeover attempts that have not been negotiated or approved by the Board of Directors can seriously disrupt the business and management of the Company and generally present to the shareholders the risk of terms that may be less than favorable to all of the shareholders than would be available in a Board-approved transaction. Board-approved transactions may be carefully planned and undertaken at an opportune time in order to obtain maximum value for the Company and all of its shareholders with due consideration to matters such as the recognition or postponement of gain or loss for tax purposes, the management and business of the acquiring entity and maximum strategic deployment of corporate assets. Since the effect of anti-takeover measures is to make management more difficult to remove involuntarily, anti-takeover measures may force those seeking to assume control of the Company to negotiate with management, which may lead to a more favorable price for shareholders in any transaction to assume control.

     The Board of Directors recognizes that hostile takeover attempts do not always have the unfavorable consequences or effects described above and may frequently be beneficial to shareholders, providing all of the shareholders with considerable value for their shares. The overall effect of this proposal may render more difficult the accomplishment of mergers or the assumption of control by a principal shareholder because it makes it more difficult to remove the Company's management. The effect of making removal of management more difficult may be the continuation of management tenure even if the removal of management is desired by more than a majority of the shareholders and would be beneficial to shareholders.

     The Board of Directors has considered the potential disadvantages and has unanimously concluded that the potential benefits of the proposed changes in this Item 2 and the proposed changes in Item 3 below outweigh the possible disadvantages. The proposals set forth for shareholder approval are part of a plan by the Board of Directors to ensure that the Company, its management and the shareholders are protected to the maximum extent possible from the negative effects of an unapproved change in control of the Company. Management has no current intention to propose other measures designed to discourage takeovers apart from those already adopted, discussed or proposed in this proxy statement although additional measures may be proposed if warranted from time to time in the judgment of the Board of Directors.

     In May 2001, the Board of Directors implemented several defensive bylaw provisions when it adopted the Amended and Restated Bylaws. Examples include provisions governing the calling of, and the business to be addressed at, shareholder meetings, provisions providing that shareholders may only remove a director for cause as defined in the bylaws and provisions that allow the Board of Directors to postpone and cancel shareholder meetings. The Amended and Restated Bylaws were filed with the Securities and Exchange Commission on Form 8-K on May 31, 2001.

     Currently, each elected director holds office until the next annual meeting and until his or her successor is duly elected and qualified. Article III,
Section 3.02 of the Amended and Restated Bylaws provides for a classified Board of Directors with staggered three-year terms. Directors are to be divided into three classes designated as Class I, Class II and Class III, respectively, by resolution of the Board of Directors. The term of office of Class I directors will expire at the 2002 annual meeting of shareholders, the term of office of Class II directors will expire at the 2003 annual meeting of shareholders, and the term of office of Class III directors will expire at the 2004 annual meeting of shareholders. After initial implementation at the 2001 Annual Meeting, each class of directors would be subject to election every third year and would serve for a three-year term for so long as the board remained classified into three classes. If adopted, the provision would be applicable to every subsequent election of directors and have the effect of requiring at least two annual meetings to gain control of the Board of Directors versus only one under the current bylaws.

     The Amended and Restated Bylaws were adopted by the Board of Directors because it believes that takeover attempts that have not been negotiated or approved by the Board of Directors could seriously disrupt the business and management of the Company and result in terms that may be less favorable to the shareholders as a group than would be available in a Board-approved transaction. If the shareholders approve Item 2, the members of the Board of Directors and management will be somewhat insulated from a sudden change in control caused by a hostile acquiror. This will permit them the necessary latitude to implement long-term strategic plans for the benefit of the Company's shareholders. Furthermore, members of the Board of Directors will serve three-year terms rather than one-year terms. The Board of Directors believes that the continuity caused by a classified board of director together with the other defensive measures contained in the Amended and Restated Bylaws will benefit the Company and its shareholders.

     The Board of Directors recommends that shareholders vote "FOR" this proposal.



                  AMENDMENT TO THE ARTICLES OF INCORPORATION
       TO CLARIFY THE MINIMUM SHAREHOLDER VOTE REQUIRED TO AMEND BYLAWS
                                   (Item 3)

     In May 2001, the Board of Directors unanimously adopted, subject to shareholder approval, Articles of Amendment to the Articles of Incorporation of the Company, as set forth in Appendix C, which includes an amendment to the Company's current Articles of Incorporation designed to make hostile takeovers of the Company more difficult. The Board of Directors believes the amendment to the Articles of Incorporation to be in the best interests of the Company and its shareholders.

     Shareholders are requested in this Item 3 to approve the amendment to
Article X, which clarifies that a minimum two-thirds shareholder vote is required to amend, repeal or adopt any bylaw, as contained in the Articles of Amendment to the Articles of Incorporation. Under the Company's current Articles of Incorporation, the affirmative vote of the holders of at least a majority of the outstanding shares of Common Stock is required for the approval of the amendment to Article X of the Articles of Incorporation.

     In addition to the Amended and Restated Bylaws adopted by the Board of Directors in May 2001, the Board of Directors believes that the proposal contained in this Item 3 is also an important part of its plan to ensure that the Company and its shareholders are protected from the negative effects of any threatened change in control of the Company. For many of the same reasons as discussed in Item 2 above, the proposed change to the Articles of Incorporation is designed to provide continuity and stability in the Board of Directors' leadership and policies. The Board of Directors believes that the proposed change to the Articles of Incorporation will assist the Board of Directors in protecting the interests of the Company's shareholders in the event of a hostile takeover attempt. A copy of the Articles of Amendment is attached as Appendix C to this proxy statement. The Board of Directors reserves the right to make minor revisions to the text of the Articles of Amendment, provided such revisions do not materially alter the meaning or effect of the Articles of Amendment.

     The Board of Directors recommends approving the amendment to Article X as an amendment to the Articles of Incorporation of the Company to clarify and establish that the holders of at least two-thirds of the outstanding shares of capital stock entitled to vote may amend, repeal or adopt any bylaw. Currently,
Article VII, Section 7.08 of the Amended and Restated Bylaws already requires two-thirds of the outstanding shares of capital stock entitled to vote to amend, repeal or adopt any bylaw even though such bylaw may also be amended, repealed or adopted by the Board of Directors. This proposal seeks to clarify the minimum shareholder vote needed to amend, repeal or adopt any bylaw so that the Articles of Incorporation are consistent with the Company's Amended and Restated Bylaws. In addition, new Article X also protects the classified board provision discussed in Item 2 above by establishing the minimum shareholder vote required to subsequently amend any such classified board provision.

     The Board of Directors recommends that shareholders vote "FOR" this proposal.


           AMENDMENT TO THE ARTICLES OF INCORPORATION OF THE COMPANY

             TO CHANGE THE NAME OF THE COMPANY TO AMX CORPORATION
                                   (ITEM 4)

     The Board of Directors proposes and recommends to the shareholders that they approve an amendment to the Company's Articles of Incorporation to change the Company's name from "Panja Inc." to "AMX Corporation." The Board unanimously approved such an amendment as set forth in Appendix C and the submission of such an amendment to the Company's shareholders.

     The proposal to change the name of the Company to AMX Corporation is part of the Company's return to its core business strategy, and as a result of customer feedback. The Company intends, however, to continue doing business in Canada under the Panja name.

     The shareholders' approval of this proposal to amend the Company's Articles of Incorporation to change the name of the company includes granting the officers of the Company and each of them acting alone the authority to take all such further actions as may be required to effectuate such change, including, but not limited to, the filing of formal Articles of Amendment to the Articles of Incorporation on behalf of the Company with the Secretary of State of the State of Texas.

     The affirmative vote of the holders of a majority of the Company's Common Stock issued and outstanding as of the Record Date will be required to authorize and approve of the proposal to amend the Company's Articles of Incorporation to change the Company's name from "Panja Inc." to "AMX Corporation."

     The change of name will become effective upon the filing of an amendment to the Company's Articles of Incorporation which states that, upon the filing of Articles of Amendment to the Articles of Incorporation of the Company, the name of the Company will be AMX Corporation.

     The Board of Directors recommends that shareholders vote "FOR" this proposal.


              AMENDMENT TO THE 1996 EMPLOYEE STOCK PURCHASE PLAN
                                   (ITEM 5)

     Shareholders are being asked to approve an amendment to our 1996 Employee Stock Purchase Plan to increase the number of shares of Common Stock reserved for issuance under the Employee Stock Purchase Plan from 250,000 to 500,000 shares. The Board of Directors adopted the proposed amendment to the plan on July 17, 2001, subject to shareholder approval at this meeting.

     The Company believes that the amendment to increase the number of shares of Common Stock reserved for issuance under the plan is necessary to ensure that a sufficient reserve of Common Stock is available under the plan. The Company also believes that operation of the plan is important in attracting and retaining employees in a competitive labor market, which is essential to the Company's long-term growth and success.

     On July 17, 2001, the Board also adopted an amendment to the plan
(which does not require shareholder approval) to provide for a new Section 24 to be added to the plan and that an additional paragraph be added to one of the exhibits to the plan to address proposed changes in tax withholding with respect to employee stock purchase plans. The Internal Revenue Service announced in January 2001 its intention to issue further guidance and decisions about the application of FICA, FUTA and federal income tax withholdings and payment in connection with options to purchase employer stock under employee stock purchase plans exercised subsequent to January 1, 2003. In the event that such tax withholding requirements are implemented by the Internal Revenue Service, the Company will be in a position to comply with such requirements.

     A copy of the amendment to increase the number of shares of Common Stock reserved for issuance under the plan and the plan (including prior amendments) are attached to this proxy statement as Appendix D. The following is a summary of the principal features of the plan.

     History of the Employee Stock Purchase Plan. In September 1995, the Board of Directors adopted and the shareholders approved the 1996 Employee Stock Purchase Plan and reserved 250,000 shares of Common Stock for issuance under the plan.

     Purpose. The purpose of the plan is to provide eligible employees of the Company and designated subsidiaries an opportunity to purchase Common Stock through accumulated payroll deductions to enhance such employees' sense of participation in our affairs and to provide an incentive for continued employment.

     Termination. The plan will terminate on September 1, 2005, unless terminated beforehand by the Board of Directors for any reason, including but not limited to, when all shares of Common Stock available for sale under the plan have been sold pursuant to options exercised under the plan.

     Eligibility. All employees of the Company, or any subsidiary, are eligible to participate in an Offering Period (defined below) under the plan except the following:

     .  employees who are customarily employed for 20 hours or less each week;
     . employees who are customarily employed for five months or less in a calendar year; and
     . employees who own stock or hold options to purchase stock or who, as a result of participation in the plan, would own stock or hold options to purchase stock, possessing 5% or more of the total combined voting power or value of all classes of our capital stock.

     As of June 30, 2001, approximately 390 persons were eligible to participate in the plan and 162,198 shares had been issued to our employees pursuant to the plan. As of that date, 87,802 shares were available for future issuance under the plan, excluding the proposed amendment to the plan. As of June 30, 2001, we had granted an aggregate of 2,542 shares under this plan to our executive officers, which included 2,384 shares to Paul Fletcher and 158 shares to Tom Hite, and we had not granted any shares to non-employee directors. The number of shares reserved for issuance under the plan is subject to proportional adjustment to reflect stock splits, stock dividends and other similar events.

     Participating employees participate in the plan through payroll deductions. A participating employee sets the rate of such payroll deductions, which must be a whole number percentage not more than 10% of the participating employee's base straight time gross earnings, exclusive of payments for overtime, incentive compensation, incentive payments, bonuses and other compensation. An employee may not purchase more than 1,000 shares of Common Stock under the plan during each six-month Offering Period. No participating employee is permitted to purchase shares under the plan at a rate which, when aggregated with such employee's rights to purchase stock under all similar plans of the Company, exceeds $25,000 in fair market value determined at the time such option is granted for each calendar year in which a participating employee participates in the plan.

     Offering Period. Each offering under the plan is for a period of six months. The plan provides for two six-month offering periods each year beginning on the first trading day on or after January 1 and July 1, respectively. The Board of Directors has the power to set the beginning of any offering period and to change dates or the duration of offering periods without shareholder approval if such change is announced at least 15 days before the scheduled beginning of the first offering period to be affected. The first day of each offering period is the enrollment date for such offering period and the last day of each offering period is the exercise date for such offering period.

     Payroll deductions are credited to the participating employee's account under the plan. On the enrollment date, each participating employee is granted an option to purchase on the exercise date of such offering period, at the applicable purchase price, up to a number of shares of Common Stock determined by dividing such employee's payroll deductions accumulated on such exercise date by the applicable purchase price subject to the limitations mentioned above.

     Participating employees will participate in the plan during each offering period through regular payroll deductions as described above. Participating employees may elect to participate in any offering period by enrolling as provided under the terms of the plan. Once enrolled, a participating employee will automatically participate in each succeeding offering period unless the participating employee withdraws from the offering period or the plan is terminated. After the rate of payroll deductions for an offering period has been set by a participating employee, that rate will continue to be effective for the remainder of the offering period and for all subsequent offering periods in which the participating employee is automatically enrolled unless otherwise changed by the participating employee. A participant may increase or decrease the rate of payroll deductions at any time during an offering period, which change will continue for the remainder of the offering period. Only one change in the rate of payroll deductions may be made during an offering period unless otherwise provided by the Board of Directors. If the number of shares calculated for purchase on an exercise date exceeds the number of shares available for issuance under the plan, we will make a pro rata allocation of the shares among participating employees.

     Purchase Price. The purchase price of shares that may be acquired in any offering period under the plan will be 85% of the lesser of: (1) the fair market value of the shares on the enrollment date; or (2) the fair market value of the shares on the exercise date. The fair market value of a share of the Common Stock is deemed to be the closing sale price of the Common Stock on the Nasdaq National Market on the date of determination as reported in The Wall Street Journal. As of July 11, 2001, the record date, the closing price of our Common Stock as quoted on the Nasdaq National Market was $3.60 per share.

Federal Income Tax Information

     The following is a general summary as of the date of this proxy statement of the federal income tax consequences to the Company and employees participating in the plan. Federal tax laws may change and the federal, state and local tax consequences for any participating employee will depend upon his or her individual circumstances. Each participating employee has been and is encouraged to seek the advice of a qualified tax adviser regarding the tax consequences of participation in the plan.

     The plan is intended to qualify as an "employee stock purchase plan" within the meaning of Section 423 of the Internal Revenue Code.

     Tax Treatment of the Participating Employee. Participating employees will not recognize income for federal income tax purposes either upon enrollment in the plan or upon the purchase of shares. All tax consequences are deferred until a participating employee sells the shares, disposes of the shares by gift or dies.

     Holding Period Requirements Met.  If shares are held for more than one year
     -------------------------------
after the date of purchase and more than two years from the beginning of the applicable offering period, or if the participating employee dies while owning the shares, the participating employee realizes ordinary income on a sale, or a disposition by way of gift or upon death, to the extent of the lesser of: (1) the amount by which the fair market value of the shares at the beginning of the offering period exceeds the purchase price; or (2) the actual gain (the amount by which the fair market value of the shares on the date of sale, gift or death exceeds the purchase price). All additional gain upon the sale of shares is treated as long-term capital gain. If the shares are sold and the sale price is less than the purchase price, there is no ordinary income and the participating employee has a long-term capital loss for the difference between the sale price and the purchase price.

     Holding Period Requirements Not Met.  If the shares are not held for more
     -----------------------------------
than one year after the date of purchase and more than two years from the beginning of the applicable offering period but are sold or are otherwise disposed of including by way of gift, but not death, bequest or inheritance, which is referred to as a disqualifying disposition, the participating employee may realize both ordinary income and capital gain at the time of sale or other disposition. The excess of the fair market value of the shares at the date of purchase over the purchase price will constitute ordinary income (not currently subject to withholding) in the year of the sale or other disposition. In addition to ordinary income, the excess, if any, of the proceeds of sale over the fair market value of the shares at the date of purchase is a capital gain. If the stock is sold for less than the fair market value at the date of purchase, the participating employee will have a capital loss. Capital gains may be offset by capital losses, and up to $3,000 of capital losses may be used annually against ordinary income.

     Tax Treatment of the Company. We will be entitled to a deduction in connection with the disposition of shares acquired under the plan only to the extent that the participating employee recognizes ordinary income on a disqualifying disposition of the shares. We will treat any transfer of record ownership of shares as a disposition, unless we are notified to the contrary. In order to enable us to learn of disqualifying dispositions and ascertain the amount of the deductions to which we are entitled, participating employees will be required to notify us in writing of the date and terms of any disposition of shares purchased under the plan.

ERISA

     The plan is not subject to any of the provisions of Employee Retirement Income Security Act of 1974, nor is it qualified under Section 401(a) of the Internal Revenue Code.

New Plan Benefits

     The amounts of future purchases under the plan by our executive officers and employees are not determinable because under the terms of the plan such purchases are based on participant contributions. Future purchase prices under the plan are not determinable because they are based on the fair market value of our Common Stock at the beginning of each offering period and on each exercise date.

     The approval of the amendment to the plan requires the affirmative vote of the holders of a majority of the total voting power of the shares of Common Stock represented in person or by proxy at the meeting and entitled to vote on this proposal.

     The Board of Directors recommends that shareholders vote "FOR" this proposal.

         RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                                   (ITEM 6)

   The Board of Directors has selected Ernst & Young LLP, independent accountants, to audit the books, records and accounts of the Company for the fiscal year ending March 31, 2002. Ernst & Young LLP has audited the Company's financial statements since the fiscal year ended March 31, 1993.

   The affirmative vote of the holders of a majority of the Company's Common Stock represented and voting at the meeting will be required to approve and ratify the Board's selection of Ernst & Young LLP. The Board of Directors recommends voting "FOR" approval and ratification of such selection. In the event of a negative vote on such ratification, the Board of Directors will reconsider its selection.

   A representative of Ernst & Young LLP is expected to be available at the Annual Meeting to make a statement if such representative desires to do so and to respond to appropriate questions.

   During fiscal 2001, we paid the following fees to Ernst & Young LLP:

   1.  Audit Fees: annual audit and quarterly reviews, $161,000;
   2.  Financial Information System Implementation Fees: $0; and
   3. Other Fees: $344,000, including tax consultation fees of $259,000. Such tax consultation fees primarily relate to tax credit savings studies and annual compliance fees.

The Audit Committee considered whether the provision of services covered by Other Fees is compatible with maintaining the independence of Ernst & Young LLP.


                                 OTHER MATTERS

   Management does not intend to bring before the meeting any matters other than those set forth herein, and has no present knowledge that any other matters will or may be brought before the meeting by others. However, if any other matters properly come before the meeting, it is the intention of the persons named in the enclosed form of Proxy to vote the Proxies in accordance with their judgment and in accordance with Rule 14a-4 promulgated under the Exchange Act.

   The Company has borne the cost of preparing, assembling and mailing this proxy solicitation material. The Company will provide without charge a copy of the Company's Annual Report on Form 10-K for the fiscal year ended March 31, 2001, including the financial statements and the financial statement schedules, to each shareholder upon written request to Paul D. Fletcher, Panja Inc., d/b/a AMX Corporation, 3000 Research Drive, Richardson, Texas 75082.

                                 By Order Of The Board of Directors


                                 Paul D. Fletcher
                                 Secretary

                                  APPENDIX A

                            AUDIT COMMITTEE CHARTER

     Pursuant to the bylaws of Panja Inc. (hereinafter referred to as the "Company"), a committee of independent directors known as the Audit Committee (hereinafter referred to as the "Committee") has been established.

                                  COMPOSITION
                                  -----------

     The Committee shall be composed of a minimum of three independent directors, none of whom shall be an officer or employee of the Company, and none of whom shall have a business relationship with the Company which might create a conflict with or create a perception of a conflict with their independence. Each member shall be able to read and understand fundamental financial statements, including the company's balance sheet, income statement, and cash flow statement or will become able to do so within a reasonable period of time after his or her appointment to the Committee. Under exceptional and limited circumstances, the minimum number of independent directors may be reduced to two if the Board of Directors (hereinafter referred to as the "Board") (i) determines that membership on the committee by such individual (who may not be an employee or an immediate family member of an employee of the Company) is required by the best interests of the Company and its shareholders, and (ii) discloses, in the next annual proxy statement subsequent to such determination, the nature of the relationship and the reasons for that determination. The Committee shall also be comprised of at least one member possessing past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in such member's financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities.

     Notwithstanding the above, one Director who is not independent, and is not a current employee or an immediate family member of such employee may be appointed to the Committee, if the Board, under exceptional and limited circumstances, determines that membership on the Committee by the individual is required by the best interests of the Company and its shareholders.

                                RESPONSIBILITY
                                --------------

     The Committee is a committee of the Board. Its primary purpose is to assist the Board in fulfilling its oversight responsibilities with respect to (i) the annual financial information to be provided to shareholders and the Securities and Exchange Commission (SEC); (ii) the system of internal controls that management has established; and (iii) the internal and external audit process. In addition, the Committee provides an avenue for communication between internal audit, the independent accountants, financial management and the Board. The Committee should have a clear understanding with the independent accountants that they must maintain an open and transparent relationship with the Committee, and that the ultimate accountability of the independent accountants is to the Board and the Committee. The Committee will make regular reports to the Board concerning its activities. The Committee has the right and authority to obtain all relevant information and documentation in order to carry out the responsibilities of the Committee.

     While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with accounting principles generally accepted in the United States. This is the responsibility of management and the independent accountants. Nor is it the duty of the Committee to conduct investigations, to resolve disagreements, if any, between management and the independent accountants or to assure compliance with laws and regulations and the Company's business conduct guidelines. The independent accountants are ultimately accountable to the Board and the Committee, and the Board and the Committee have the ultimate power to hire or remove the independent accountants.

                                     -A-1-

                                   AUTHORITY
                                   ---------

     Subject to the prior approval of the Board, the Committee is granted the authority to investigate any matter or activity involving financial accounting and financial reporting, as well as the internal controls of the Company. In that regard, the Committee will have the authority to approve the retention of external professionals to render advice and counsel in such matters. All employees will be directed to cooperate with respect thereto as requested by members of the Committee.

                              APPOINTING MEMBERS
                              ------------------

     The members of the Committee shall be appointed or re-appointed by the Board on an annual basis. Each member of the Committee shall continue to be a member thereof until the earliest of (i) the expiration of their respective term as a director, (ii) their respective resignation as a committee member or as a director, or (iii) their respective removal as a committee member or as a director. Where a vacancy occurs at any time in the membership of the Committee, it may be filled by the Board and shall be filled by the Board if the membership of the Committee is less than three directors as a result of the vacancy.

                                   CHAIRMAN
                                   --------

     The Board or, in the event of its failure to do so, the members of the Committee, shall appoint a Chairman from the members of the Committee. If the Chairman of the Committee is not present at any meeting of the Committee, an acting Chairman for the meeting shall be chosen by the Committee from among the members present. In the case of a deadlock on any matter or vote, the Chairman shall refer the matter to the Board. The Committee shall also appoint a Secretary who need not be a director. All requests for information from the Company or its independent accountants shall be made through the Chairman.

                                   MEETINGS
                                   --------

     The time and place of meetings of the Committee and the procedure at such meetings shall be determined from time to time by the members thereof provided that:

1. A quorum for meetings shall be two members, present in person or by telephone or other telecommunication device that permit all persons participating in the meeting to speak and hear each other.

2.   Unless otherwise agreed, the Committee shall meet at least quarterly.

3. Notice of the time and place of every meeting shall be given in writing or facsimile communication to each member of the Committee and the independent accountants of the Company at least 72 hours prior to the time of such meeting unless otherwise agreed and such notice shall not be required for regularly scheduled meetings.

                                SPECIFIC DUTIES
                                ---------------

     In meeting its responsibilities, the Committee is expected to:

1. Review and update the Committee's charter annually, and recommend any proposed changes to the Board for approval. This should be done in compliance with applicable Nasdaq Stock Market listing requirements for audit committees.

2. Recommend to the Board the independent accountant to be nominated, approve the compensation for the independent accountant, and review and approve the discharge of the independent accountant.

3. Confirm and assure the independence of the independent accountant, including a review of management consulting services and related fees provided by the independent accountant.

                                     -A-2-

4. Ensure receipt from the independent accountant of a formal written statement delineating all relationships between the independent accountant and the Company.

5. Discuss with the independent accountant any disclosed relationships or services that may impact the objectivity and independence of the independent accountant.

6. Inquire of management, internal auditor and the independent accountant about significant risks or exposures and assess the steps management has taken to control and minimize such risks to the Company. Obtain annually in writing, from the independent accountants, their letters as to the adequacy of such controls.

7. Consider, in consultation with the independent accountant and the internal auditor, the audit scope and plan of the independent accountant and internal auditor.

8. Consider with management and the independent accountant the rationale for employing audit firms other than the principal independent accountant.

9. Review with the independent accountant the coordination of audit effort to assure completeness of coverage, and the effective use of audit resources.

10. Consider and review with the independent accountant and the internal auditor:

     (a) the adequacy of the Company's internal controls including computerized information system and controls and security;
     (b) the independent accountant's judgments about the quality of the Company's accounting principles as applied in its financial reporting (including, but not limited to, the clarity of the Company's financial disclosures and degree of aggressiveness or conservatism of the Company's accounting policies and underlying estimates and other significant decisions made by management in preparing the financial disclosure and reviewed by the independent accountants); and
     (c) any related significant findings and recommendations of the independent accountant together with management's responses thereto.

11. Review with management and the independent accountant at the completion of the annual examination:

     (a)  The Company's annual financial statements and related footnotes.
     (b) The independent accountant's audit of the financial statements and the report thereon.
     (c) Any significant changes required in the independent accountant's audit plan.
     (d) Any serious difficulties or disputes with management encountered during the course of the audit.
     (e) Other matters related to the conduct of the audit which are to be communicated to the committee under generally accepted auditing standards.

12.  Consider and review with management and the internal auditor:

     (a) Significant findings during the year and management's responses thereto.
     (b) Any difficulties encountered in the course of their audits, including any restrictions on the scope of their work or access to required information.
     (c)  Any changes required the planned scope of their audit plan.
     (d)  The internal auditing department budget and staffing.
     (e) Internal auditor's compliance with the appropriate internal auditing standards.

13. Review filings with the Securities and Exchange Commission and other published documents containing the Company's financial statements and consider whether the information contained in these documents is consistent with the information contained in the financial statements.

                                     -A-3-

14. Review with management the adequacy of the insurance and fidelity bond coverages, reported contingent liabilities, management's assessment of contingency planning. Review management's plans regarding any changes in accounting practices or policies and the financial impact, any major areas of management judgment and estimates that have a significant effect upon the financial statements, and any litigation or claim, including tax assessments, that could have a material effect upon the financial position or operating results of the Company.

15. Review with management, internal auditor and the independent accountant, interim financial reports and any financial reports to be filed with the SEC or other regulators.

16. Review policies and procedures with respect to officers' expense accounts and perquisites, including their use of corporate assets, and consider the results of any review of these areas by the internal auditor and the independent accountant.

17. Provide a report in the Company's proxy statement ("Audit Committee Report") stating whether the Committee has (1) reviewed and discussed the audited financial statements with management; (2) discussed with the independent accountants the matters required to be disclosed in SAS No. 61 (generally describes the communications required in connection with annual audits); and (3) received from the independent accountant disclosure of all relationships between the independent accountant and the Company and discussed with the independent accountant the independent accountant's independence and the matters included in the written disclosures required by the Independent Standards Board.

18. State in the Audit Committee Report whether, based on the review and discussions referred to in item 17 above, it recommended to the Board that the financial statements be included in the Annual Report on Form 10-K.

19. Review legal, disclosure and regulatory matters that may have a material impact on the financial statements, related Company compliance policies, and programs and reports received from regulators.

20. Meet with the independent accountant, internal auditor, and management in separate executive sessions to discuss any matters that the Committee or these groups believe should be discussed privately with the Committee.

21. Have the power to conduct or authorize investigations into any matters within the Committee's scope of responsibilities. The Committee shall be empowered to retain independent counsel, accountants, or others to assist it in the conduct of any investigation.

22. Perform such other functions as assigned by law, the Company's charter or bylaws, or the Board.

The duties and responsibilities of a member of the Committee are in addition to those duties set out for a member of the Board.

                                EFFECTIVE DATE
                                --------------

     This Audit Committee Charter shall be effective for all purposes on June 14, 2000, or at such earlier time as this Audit Committee Charter is approved and adopted by the Board; provided, however that the Audit Committee Composition requirements set forth under the section titled "Composition" shall be effective on June 14, 2001, or at such earlier time as such Composition requirements are approved and adopted, or otherwise made effective, by the Board.

                                     -A-4-

                                  APPENDIX B


                         PROPOSED AMENDMENT TO BYLAWS
                    REGARDING CLASSIFIED BOARD OF DIRECTORS


Section 3.02.  Number; Election; Term.  The Board of Directors shall consist of
               ----------------------
no fewer than three and no more than ten Directors. The Directors of the Corporation shall be referred to herein as "Classified Directors" and shall be divided into three classes, with the first class referred to herein as "Class I," the second class as "Class II," and the third class as "Class III." Each class shall consist as nearly as possible of one-third (1/3) of the total number of Directors making up the entire Board of Directors. The term of office of the initial Class I Directors shall expire at the 2002 annual meeting of shareholders, the term of office of the initial Class II Directors shall expire at the 2003 annual meeting of shareholders, and the term of office of the initial Class III Directors shall expire at the 2004 annual meeting of shareholders, with each Director to hold office until his successor shall have been duly elected and qualified. At each annual meeting of shareholders, Directors elected to succeed those Directors whose terms then expire shall be elected for a term of office to expire at the third succeeding annual meeting of shareholders after their election, with each Director to hold office until his successor shall have been duly elected and qualified. Directors need not be shareholders or residents of the State of Texas.

                                     -B-1-

                                  APPENDIX C

                             ARTICLES OF AMENDMENT
                       TO THE ARTICLES OF INCORPORATION
                                      OF
                                  PANJA INC.
                              (the "Corporation")

     Pursuant to the provisions of Article 4.04 of the Texas Business Corporation Act, the Corporation adopts the following Articles of Amendment to its Articles of Incorporation.

                                  ARTICLE ONE

     The name of the Corporation is Panja Inc.

                                  ARTICLE TWO

     The following amendments to the Articles of Incorporation were adopted by the shareholders of the Corporation on August ___, 2001, so as to amend the name of the Corporation and certain voting requirements.

     Article I of the Articles of Incorporation is hereby amended to read in its entirety as follows:

                                  "ARTICLE I
                                   ---------

                                     NAME

     The name of the Corporation is AMX Corporation."

     Article X of the Articles of Incorporation is hereby amended to read in its entirety as follows:

                                  "ARTICLE X
                                   ---------

                              VOTING REQUIREMENTS

     With respect to any matter for which the affirmative vote of the holders of a specified portion of the shares entitled to vote is required by the Texas Business Corporation Act, the act of the shareholders on that matter shall be the affirmative vote of the holders of a majority of the shares entitled to vote on that matter, rather than the affirmative vote otherwise required by the Texas Business Corporation Act. In addition, with respect to any matter for which the affirmative vote of the holders of a specified portion of the shares of any class is required by the Texas Business Corporation Act, the act of the holders of shares of that class on that matter shall be the affirmative vote of the holders of a majority of shares of that class, rather than the affirmative vote of the holders of shares of that class otherwise required by the Texas Business Corporation Act. Without limiting the generality of the foregoing, the foregoing provisions of this Article shall be applicable to any required shareholder authorization or approval of: (a) any amendment to these Articles of Incorporation; (b) any plan of merger, share exchange, or reorganization involving the Corporation; (c) any sale, lease, exchange, or other disposition of all, or substantially all, the property and assets of the Corporation; and
(d) any voluntary dissolution of the Corporation. Notwithstanding the foregoing, the holders of at least two-thirds (2/3) of the outstanding shares of capital stock entitled to vote may amend, repeal or adopt any Bylaw, even though such Bylaw may also be amended, repealed or adopted by the Board of Directors."

                                 ARTICLE THREE

     The number of shares of the Corporation outstanding at the time of such adoption was 10,994,108, and the number of shares entitled to vote thereon was 10,994,108.




                                     -C-1-

                                 ARTICLE FOUR

     The number of shares voted for such amendments was __________; and the number of shares voted against such amendments was _________.

                                 ARTICLE FIVE

     The amendments do not involve any exchange, reclassification or cancellation of issued shares of the Corporation.


                                  ARTICLE SIX

     The amendments do not effect a change in the amount of stated capital of the Corporation.

Dated:   August ___, 2001


                              Panja Inc.
                              A Texas Corporation

                              By:
                                    ------------------------------------
                                    Scott Miller
                                    President and Chief Executive Officer















                                     -C-2-

                                  APPENDIX D

          Proposed Amendment to the 1996 Employee Stock Purchase Plan

       It is proposed that Section 12(a) of the 1996 Employee Stock Purchase Plan shall be restated in its entirety as follows:

       12.  Stock
            -----

(a) The maximum number of shares of the Company's Common Stock that shall be made available for sale under the Plan shall be 500,000 shares (such number has been determined after the September Stock Split), subject to adjustment as provided in Section 18 hereof. If on a given Exercise Date the number of shares of Common Stock with respect to which Options are to be exercised exceeds the number of shares of Common Stock then available under the Plan, the Administrative Committee shall make a pro rata allocation of the shares remaining available for purchase in as uniform and nondiscriminatory a manner as shall be practicable and as it shall determine to be equitable and in compliance with Section 423 of the Code. The payroll deductions of each Participant shall be refunded to the extent they are in excess of the Purchase Price of the shares of Common Stock allocated to such Participant.

                                     D-1-

  Amendment to the 1996 Employee Stock Purchase Plan adopted on July 17, 2001

     On July 17, 2001, the Board of Directors amended the 1996 Employee Stock Purchase Plan to add a new Section 24 to the 1996 Employee Stock Purchase Plan and to add an additional paragraph to the Stock Purchase Agreement, which is Exhibit "C" to the 1996 Employee Stock Purchase Plan, as follows:

       24.  Tax Withholding.
            ---------------

       (a) As a condition to participation in the Plan, the Participant shall make such arrangements as the Administrative Committee may require for the satisfaction of any applicable federal, state, local or foreign withholding tax obligations that may arise in connection with the exercise of an Option and the issuance of shares of Common Stock. The Company shall not be required to issue any shares of Common Stock under the Plan until such obligations are satisfied.

       (b) In the case of an Employee and in the absence of any other arrangement, the Employee shall be deemed to have directed the Company to withhold or collect from his or her compensation an amount sufficient to satisfy such tax obligations from the payroll payments otherwise payable after the date of an exercise of the Option.

          Add to Exhibit "C" to the 1996 Employee Stock Purchase Plan

     I understand that upon notification of the amount due (if any) as a result of the exercise of the Option and prior to or concurrent with delivery of the certificate representing the shares of Common Stock, I am required to pay to the Company as provided in the Plan amounts necessary to satisfy applicable federal, state and local tax withholding requirements.


                                     -D-2-

                                AMX CORPORATION

                       1996 EMPLOYEE STOCK PURCHASE PLAN

The following constitute the provisions of the 1996 Employee Stock Purchase Plan of AMX Corporation.

1)  Purpose.  The purpose of the Plan is to provide employees of the Company and
    -------
    its Subsidiaries with an opportunity to purchase Common Stock of the Company through accumulated payroll deductions. It is the intention of the Company to have the Plan qualify as an "Employee Stock Purchase Plan" under Section 423 of the Internal Revenue Code of 1986, as amended, and to have the Plan meet the requirements of Rule 16b-3(d) promulgated under the Exchange Act or any successor provision ("Rule 16b-3"). The provisions of the Plan, accordingly, shall be construed so as to extend and limit participation in a manner consistent with the requirements of that section of the Code and with Rule 16b-3(d) of the Exchange Act.

2)  Definitions.
    -----------

    a)    "Administrative Committee" shall mean the Board of Directors of the
           ------------------------
          Company or a committee of the members of the Board of Directors of the Company appointed by the Board of Directors of the Company as provided in Section 13 to administer the Plan.

    b)    "Code" shall mean the Internal Revenue Code of 1986, as amended.
           ----

    c)    "Common Stock" shall mean the $.01 par value Common Stock of the
           ------------
          Company.

    d)    "Company" shall mean AMX Corporation, a Texas corporation.
           -------

    e)    "Compensation" shall mean all base straight time gross earnings,
           ------------
          exclusive of payments for overtime, incentive compensation, incentive payments, bonuses and other compensation paid by the Company or any Subsidiary.

                                     -D-3-

     f)   "Employee" shall mean any individual who for tax purposes is an
           --------
          employee of the Company or a Subsidiary and whose customary employment with the Company or a Subsidiary is at least twenty (20) hours per week and more than five (5) months in any calendar year. For purposes of the Plan, the employment relationship shall be treated as continuing while the individual is on sick leave or other leave of absence approved by the Company unless the period of leave exceeds 90 days and the individual's right to reemployment is not guaranteed either by statute or by contract, in which case the employment relationship will be deemed to have terminated on the 91st day of such leave.

     g)   "Enrollment/Change Form" shall have the meaning set forth in Section 5
           ----------------------
          of the Plan.

     h)   "Enrollment Date" shall mean the first day of each Offering Period.
           ---------------

     i)   "Exchange Act" shall mean the Securities and Exchange Act of 1934, as
           ------------
          amended.

     j)   "Exercise Date" shall mean the last day of each Offering Period.
           -------------

     k)   "Fair Market Value" shall mean, as of any date, the value of Common
           -----------------
          Stock determined as follows:

          i) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the National Market System of the National Association of Securities Dealers, Inc. Automated Quotation ("NASDAQ") System, its Fair Market Value shall be the closing sale price for the Common Stock on the date of such determination (or if no such price is reported on such date, such price as reported on the nearest preceding day), as quoted on such system or exchange (or the exchange with the greatest volume of trading in Common Stock) as reported in The Wall Street Journal or such other source as the Administrative Committee deems reliable;

          ii) If the Common Stock is quoted on the NASDAQ System (but not on the National Market System thereof) or is regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean of the closing bid and asked prices for the Common Stock on the date of such determination (or if such prices are not reported on such date, such prices as reported on the nearest preceding day), as reported in The Wall Street Journal or such other source as the Administrative Committee deems reliable, or;

          iii)  If the Fair Market Value is not determined pursuant to (1) or
                (2) above, then the Fair Market Value shall be determined in good faith by the Administrative Committee.

     l)   "New Exercise Date" shall have the meaning set forth in Section 18(c)
           -----------------
           of the Plan.

     m)   "Offering Period" shall mean (unless changed pursuant to Section 4,
           ---------------
          Section 18(b) or Section 18(c) of the Plan by the Administrative Committee at least fifteen (15) days prior to the scheduled beginning of the first offering period to be affected thereby), a period of approximately six months, commencing on the first Trading Day on or after January 1 and terminating on the last Trading Day in the period ending the following June 30, or commencing on the first Trading Day on or after July 1 and terminating on the last Trading Day in the period ending the following December 31; provided, however, that subject to Section 22, the first Offering Period shall be the period of approximately six months, commencing on the first Trading Day in 1996 on or after the date (which date may be in 1995) of the closing of the sale of Common Stock pursuant to the Company's registration statement on Form S-1 (or any successor form thereof) which has been declared effective by the Securities and Exchange Commission and terminating on the last Trading Day in the period ending June 30, 1996 (if the Offering Period commences before June 30, 1996) or ending December 31, 1996 (if not).

     n)   "Option" shall mean the right to purchase Common Stock under the Plan
           ------
          during a particular Offering Period.

                                     -D-4-

     o)   "Participant" shall mean, with respect to any Offering Period, an
           -----------
          Employee who is eligible to participate in the Plan on the Enrollment Date of such Offering Period and who properly elects to participate in the Plan during such Offering Period.

     p)   "Plan" shall mean this 1996 Employee Stock Purchase Plan of AMX
           ----
          Corporation.

     q)   "Purchase Price" shall mean an amount equal to 85% of the Fair Market
           --------------
          Value of a share of Common Stock on the Enrollment Date or on the Exercise Date, whichever is lower; provided, however, the Administrative Committee may (so long as it does so in compliance with Section 423 of the Code and Rule 16b-3) increase such percentage if such increase is announced at least fifteen (15) days prior to the scheduled beginning of the first Offering Period to be affected thereby.

     r)   "Reserves" shall mean the number of shares of Common Stock reserved
           --------
          for issuance under the Plan but not yet issued.

     s)   "Rule 16b-3" shall have the meaning set forth in Section 1 of the
           ----------
          Plan.

     t)   "Section 16b Participant" shall mean any participant in the Plan who
           -----------------------
          is, by reason of his or her relationship to the Company, subject to the provisions of Section 16 of the Exchange Act.

     u)   "Section 16b Participation Form" shall have the meaning set forth in
           ------------------------------
          Section 5(c) of the Plan.

     v)   "September Stock Split" shall mean the 2-for-1 stock split of the
           ---------------------
          Company's Common Stock which occurred on September 12, 1995 prior to the adoption of the Plan.

     w)   "Stock Purchase Agreement" shall have the meaning set forth in Section
           ------------------------
          5(a) of the Plan.

     x)   "Subsidiary" shall mean those corporations, domestic or foreign, of
           ----------
          which not less than 50% of the voting shares are held by the Company or a Subsidiary, whether or not such corporation now exists or is hereafter organized or acquired by the Company or a Subsidiary, that the Administrative Committee elects to allow the employees thereof to be eligible to participate in the Plan.

     y)   "Trading Day" shall mean a day on which national stock exchanges and
           -----------
          the NASDAQ System are open for trading.

3)   Eligibility.
     -----------

     a) Any Employee who shall be employed on an Enrollment Date for any given Offering Period shall be eligible to participate in the Plan for such Offering Period. It is intended that the Plan provide for broad-based employee participation and that the terms of the Plan not discriminate in favor of highly-compensated employees.

     b) Any provisions of the Plan to the contrary notwithstanding, no Employee shall be granted an Option under the Plan (i) to the extent, immediately after the grant, such Employee (or any other person whose stock would be attributed to such Employee pursuant to Section 424(d) of the Code) would own capital stock and/or hold outstanding options to purchase such stock possessing five percent (5%) or more of the total combined voting power or value of all classes of the capital stock of the Company, its parent corporation or of any subsidiary, or (ii) to the extent his or her rights to purchase stock under all employee stock purchase plans of the Company and its parent and subsidiary corporations accrue at a rate that exceeds Twenty-Five Thousand Dollars ($25,000) worth of stock (determined at the fair market value of the shares at the time such Option is granted) for each calendar year in which such Option is outstanding at any time.


                                     -D-5-

4)   Offering Periods.  The Plan shall be implemented on consecutive Offering
     ----------------
     Periods with a new Offering Period commencing on the first Trading Day on or after January 1 and July 1 of each year, or on such other date as the Administrative Committee shall determine, and continuing thereafter until terminated in accordance with Section 19 hereof. The Administrative Committee shall have the power to change the duration of Offering Periods (including the commencement and/or termination dates thereof) with respect to future offerings without shareholder approval if such change is announced at least fifteen (15) days prior to the scheduled beginning of the first Offering Period to be affected thereby. Notwithstanding anything to the contrary, no Option shall be exercised after the expiration of 27 months from the date of its grant.

5)   Participation.
     -------------

     a) An Employee who is eligible to participate in the Plan on a given Enrollment Date may become a participant in the Plan by completing an Enrollment/Change form ("Enrollment/Change Form"), a Section 16b Participation Form (if applicable) and a Stock Purchase Agreement ("Stock Purchase Agreement") authorizing payroll deductions in the form of Exhibits A and B (if applicable) and C to the Plan and filing them with the Company's payroll office on or prior to the applicable Enrollment Date. Such forms may be changed from time to time as determined by the Administrative Committee.

     b) A Participant's acquisition of Common Stock under the Plan during any Offering Period shall neither limit nor require the Participant's acquisition of Common Stock during any subsequent Offering Period.

     c)  Section 16b Participants will be required to execute and deliver a
         Section 16b Participation Form in the form of that attached hereto as Exhibit B ("Section 16b Participation Form"). Section 16b Participants will be required to comply with the terms of Rule 16b-3 as it may be amended from time to time, as well as with the remaining terms and provisions of the Plan.

6)   Payroll Deductions.
     ------------------

     a)  At the time a Participant files his or her Enrollment/Change Form,
         Section 16b Participation Form (if applicable), and Stock Purchase Agreement, he or she shall elect to have deducted from his or her Compensation that is paid during the Offering Period a whole number percentage not exceeding ten percent (10%) of such Compensation unless such election is sooner terminated as provided in the Plan.

     b) All payroll deductions made for a Participant shall be credited to his or her account under the Plan. A Participant may not make any additional payments to such account.

     c) Subject to Section 5(c), a Participant may discontinue his or her status as a Participant in the Plan as provided in Section 10 hereof or may increase or decrease the percentage of his or her payroll deductions during the Offering Period by completing or filing with the Company a new Enrollment/Change Form and a Section 16b Participation Form (if applicable) authorizing a change in payroll deduction percentage. One change (other than for Section 16b Participants) is permitted during an Offering Period unless the Administrative Committee, in its discretion, increases or decreases the number of participation rate changes in the payroll deduction percentages during any Offering Period. The change in percentage shall be effective with the first full payroll period following ten (10) Trading Days after the Company's receipt of the new Enrollment/Change Form. A Participant's Enrollment/Change Form and Stock Purchase Agreement shall remain in effect for successive Offering Periods unless terminated as provided in
         Section 10 hereof.

     d) The Participant shall make such arrangements as the Company may require for the satisfaction of all applicable federal, state and local income tax and employment tax withholding requirements.

                                     -D-6-

7)   Grant of Option. On the Enrollment Date of each Offering Period, each
     ---------------
     Participant in the Plan in such Offering Period shall be granted an Option to purchase on the Exercise Date of such Offering Period (at the applicable Purchase Price) up to a number of shares of the Company's Common Stock determined by dividing such Employee's payroll deductions accumulated on or prior to such Exercise Date and retained in the participant's account as of the Exercise Date by the applicable Purchase Price; provided that in no event shall an Employee be permitted to purchase during any Offering Period more than one thousand (1,000) (such number has been determined after the September Stock Split) whole shares of the Company's Common Stock (subject to adjustment as provided in Section 18), and provided further that such purchase shall be subject to the limitations set forth in Sections 3(b) and 12 hereof. To the extent an Option is not exercised on the appropriate Exercise Date, it shall expire.

8)   Exercise of Option. Unless a Participant withdraws from the Plan as
     ------------------
     provided in Section 10 hereof, his or her Option for the purchase of shares during an Offering Period shall be exercised automatically on the Exercise Date of such Offering Period, and the maximum number of full shares subject to an Option shall be purchased by such Participant at the applicable Purchase Price with the accumulated payroll deductions in his or her account (subject to withholding deductions made pursuant to Section 6(d) of the Plan). No fractional shares shall be purchased; any payroll deductions accumulated in a Participant's account that remain in a Participant's account on an Exercise Date solely because they are not sufficient to purchase a full share shall be retained in the Participant's account for the subsequent Offering Period, unless such amounts are refunded as provided in Section 10 hereof. Any other monies left over in a Participant's account after the Exercise Date, including but not limited to those remaining by reason of the maximum limitation on the number of shares a Participant can acquire in any one Offering Period, shall be returned to the Participant. During a Participant's lifetime, a Participant's Option to purchase shares hereunder is exercisable only by him or her.

9)   Delivery. As promptly as practicable after each Exercise Date on which a
     --------
     Participant purchases shares upon the exercise of an Option, the Company shall arrange for the delivery to each Participant, as appropriate, of a certificate representing the shares purchased.

10)  Termination of Payroll Deductions; Termination of Employment.
     ------------------------------------------------------------

     a) Subject to Section 5(c), a Participant may, at any time prior to the Exercise Date, terminate his or her outstanding Options and terminate his or her participation in the Plan by filing an Enrollment/Change Form with the Company setting forth such election, and no further amounts shall be deducted from the Participant's Compensation with respect to such Offering Period. Any amounts in such Participant's account shall, at the Participant's election, be refunded as soon as possible or held for the purchase of shares of Common Stock on the next Exercise Date. If no such election is made at the time such Options are terminated, then such amounts shall be refunded as soon as possible.

     b) The termination of such Options shall be irrevocable, and the Participant may not subsequently become a Participant during the Offering Period for which the terminated Options were granted. In order to resume participation in any subsequent Offering Period, such individual must re-enroll in the Plan (by making a timely filing of the prescribed Enrollment/Change Form) on or before the Enrollment Date of the new Offering Period.

     c) Upon a Participant's ceasing to be an Employee for any reason, he or she will be deemed to have elected to terminate his or her outstanding Options and his or her participation in the Plan. Thereafter, the amounts in such Participant's account not yet used to exercise the Options will be refunded to such Participant or, in the case of his or her death, to the person or persons entitled thereto as a result of a transfer pursuant to Section 15, and such Participant's Options will be automatically terminated. The preceding sentence notwithstanding, a Participant who receives payment in lieu of notice of termination of employment shall be treated as continuing to be an Employee for the Participant's customary number of hours per week of employment during the period for which the Participant receives such payment in lieu of notice.

                                     -D-7-

     d) A Participant's termination of Options and participation in the Plan will not have any effect upon his or her eligibility to participate in any similar plan that may hereafter be adopted by the Company or under the Plan in succeeding Offering Periods that commence after the Offering Period during which such termination occurs.

11)  Interest.  No interest shall accrue on the payroll deductions of a
     --------
     Participant in the Plan.

12)  Stock.

     a) The maximum number of shares of the Company's Common Stock that shall be made available for sale under the Plan shall be 250,000 (such number has been determined after the September Stock Split) shares, subject to adjustment as provided in Section 18 hereof. If on a given Exercise Date the number of shares of Common Stock with respect to which Options are to be exercised exceeds the number of shares of Common Stock then available under the Plan, the Administrative Committee shall make a pro rata allocation of the shares remaining available for purchase in as uniform and nondiscriminatory a manner as shall be practicable and as it shall determine to be equitable and in compliance with Section 423 of the Code. The payroll deductions of each Participant shall be refunded to the extent they are in excess of the Purchase Price of the shares of Common Stock allocated to such Participant.

     b)  No Participant nor any person to whom an Option is transferred under
         Section 15 shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Common Stock under the Plan, including but not limited to rights to vote or to receive dividends, unless and until such person has satisfied all requirements for the delivery of such shares of Common Stock pursuant to the Plan, the certificates evidencing such shares of Common Stock have been issued and such person has become a record holder of such Shares.

     c) Shares to be delivered to a Participant under the Plan will be registered in the name of the Participant or in the name of the Participant and his or her spouse.

13)  Administration.
     --------------

     a) The Plan shall be administered by the Board of Directors of the Company or a committee of members of the Board of Directors of the Company appointed by the Board of Directors of the Company. The Administrative Committee shall have full and exclusive discretionary authority to construe, interpret and apply the terms of the Plan, to determine eligibility and to adjudicate all disputed claims filed under the Plan. Every finding, decision and determination made by the Administrative Committee shall, to the full extent permitted by law, be final and binding upon all parties.

     b) Notwithstanding the provisions of Section 13(a), in the event that Rule 16b-3 provides specific requirements for the administrators of plans of this type, the Plan shall be administered only by such a body and in such a manner as shall comply with the applicable requirements of Rule 16b-3. Unless permitted by Rule 16b-3, no discretion concerning decisions regarding the Plan shall be afforded to any committee or person that is not "disinterested", as that term is used in Rule 16b-3.

     c) With respect to Section 16b Participants, the transactions under the Plan are intended to comply with all applicable conditions of Rule 16b-3 and, with respect to such persons, all transactions shall be subject to such conditions regardless of whether they are expressly set forth in the Plan or the Stock Purchase Agreement, Enrollment/Change Form or the Section 16b Participation Form. To the extent any provision of the Plan or action by the Administrative Committee fails to so comply, it shall not apply to such persons or their transactions and shall be deemed null and void, to the extent permitted by law and deemed advisable by the Administrative Committee.

14)  Term of Plan.  The Plan shall continue in effect until September 1, 2005
     ------------
     unless sooner terminated under Section 19 hereof.

                                     -D-8-

15)  Transferability. Neither payroll deductions credited to a Participant's
     ---------------
     account nor any rights with regard to the exercise of an Option or to receive shares under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, or the laws of descent and distribution) by the Participant and may be exercised during the lifetime of the Participant only by the Participant. Any such attempt at assignment, transfer, pledge or other disposition shall be without effect, except that the Administrative Committee may treat such act as an election to terminate the Options and terminate participation in the Plan during the Offering Period during which such attempt occurs.

16)  Use of Funds. All payroll deductions received or held by the Company under
     ------------
     the Plan may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such payroll deductions or hold such funds in a trust fund.

17)  No Right to Employment. Nothing in the Plan shall confer upon any
     ----------------------
     Participant any right to continue in the employ of the Company or any Subsidiary for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Company or any Subsidiary or of the Participant, which rights are hereby expressly reserved by each, to terminate such person's employment at any time for any reason, with or without cause.

18)  Adjustments Upon Changes in Capitalization.
     ------------------------------------------

     a) Subject to any required action by the shareholders of the Company, the Reserves, the maximum number of shares of the Company's Common Stock that shall be made available for sale under the Plan, the price per share of Common Stock covered by each Option under the Plan that has not yet been exercised and the limitations on the number of shares permitted to be purchased in each Offering Period as set forth in
         Section 7 shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split (occurring after the September Stock Split), reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Administrative Committee, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option.

     b) In the event of the proposed dissolution or liquidation of the Company, the Offering Period during which such dissolution or liquidation would otherwise occur will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Administrative Committee.

                                     -D-9-

     c) In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger or consolidation of the Company with or into another entity (in which the shareholders of the Company receive cash or securities of another issuer or any combination thereof in exchange for their shares of Common Stock), each Option under the Plan shall be assumed or an equivalent option shall be substituted by such successor entity or a parent or subsidiary of such successor entity, unless the Administrative Committee determines, in the exercise of its sole discretion and in lieu of such assumption or substitution, to shorten the Offering Period then in progress by setting a new Exercise Date (the "New Exercise Date") or to cancel each outstanding Option and refund all sums then held in the accounts of Participants. If the Administrative Committee shortens the Offering Period then in progress in lieu of assumption or substitution in the event of a merger, consolidation or sale of assets, the Administrative Committee shall notify each Participant in writing, at least ten business days prior to the New Exercise Date, that the Exercise Date for his or her Option has been changed to the New Exercise Date and that his or her Option will be exercised automatically on the New Exercise Date, unless prior to such date he or she has terminated his or her Options and participation in the Plan as provided in Section 10 hereof. For purposes of this paragraph, an Option shall be deemed to be assumed if, following the sale of assets, merger or consolidation, the Option confers the right to purchase, for each share of Common Stock subject to the Option immediately prior to the sale of assets or merger or consolidation, the consideration (whether stock, cash or other securities or property) received in the sale of assets or merger or consolidation by holders of Common Stock for each share of Common Stock held on the effective date of the consummation of the transaction (and if such holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares of Common Stock); provided, however, that if such consideration received in the sale of assets, consolidation or merger was not solely common equity of the successor entity or its parent (as defined in Section 424(e) of the Code), the Administrative Committee may, with the consent of the successor entity, provide for the consideration to be received upon exercise of the Option to be solely common equity of the successor entity or its parent equal in fair market value to the per share consideration received by holders of Common Stock in the sale of assets, merger or consolidation.

19)  Termination.  The Administrative Committee may at any time and for any
     -----------
     reason terminate the Plan, including but not limited to, when all shares of Common Stock available for sale under the Plan as set forth in Section 12(a) have been sold pursuant to Options exercised under the Plan. Except as provided in Section 18 hereof, no such termination shall affect outstanding Options.

20)  Amendment of the Plan.
     ---------------------

     a) Subject to Section 20(c), the Administrative Committee at any time, and from time to time, may amend the Plan; provided, however, that if required by Rule 16b-3, no amendment shall be made more than once every six months other than to comport with changes in the Code or the rules and regulations promulgated thereunder .

     b) It is expressly contemplated that the Administrative Committee may amend the Plan in any respect the Administrative Committee deems necessary or advisable to bring the Plan and/or Options granted under it into compliance with the Code and with Rule 16b-3.

     c) Notwithstanding anything to the contrary contained herein, the Company shall obtain shareholder approval of any Plan amendment to the extent necessary or desirable to comply with Rule 16b-3 or with Section 423 of the Code (or any successor rule or statute or other applicable law, rule or regulation, including the requirements of any exchange or quotation system on which the Common Stock is listed or quoted). Such shareholder approval, if required, shall be obtained in such a manner and to such a degree as is required by the applicable law, rule or regulation.

     d) Rights and obligations under any Option granted before amendment of the Plan shall not be altered or impaired by any amendment of the Plan unless (i) the Company requests the consent of the Participant to whom the Option was granted or his or her successor and (ii) such person consents in writing.

                                    -D-10-

     e) Subject to compliance with the other provisions of Section 20, without shareholder consent the Administrative Committee shall be entitled to change the Offering Periods, limit the frequency and/or number of changes in the amount withheld during an Offering Period, increase the percentage of Fair Market Value used for the Purchase Price, establish the exchange ratio applicable to amounts withheld in a currency other than U.S. dollars, permit payroll withholding in excess of the amount designated by a Participant in order to adjust for delays or mistakes in the Company's processing of properly completed withholding elections, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Common Stock for each Participant properly correspond with amounts withheld from the Participant's Compensation, and establish such other limitations or procedures as the Administrative Committee determines in its sole discretion advisable that are consistent with the Plan.

21)  Notices.  All notices or other communications by a Participant to the
     -------
     Company under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof. Any written notice to a Participant required by the provisions of the Plan shall be addressed to the Participant at the address on file with the Company and shall become effective 3 days after it is mailed by certified mail, postage prepaid to such address or at the time of delivery if delivered sooner by messenger or overnight courier.

22)  Effective Date.  The Plan was adopted by the Board of Directors of the
     --------------
     Company as of 5:00 p.m. September 12, 1995 and shall become effective on the first Trading Day of the first Offering Period, provided, however, that
                                                         --------
     no Options granted under the Plan shall be exercised, and no shares of Common Stock shall be issued hereunder, until (i) the Plan shall have been approved by the shareholders of the Company and (ii) the Company shall have complied with all applicable requirements of the Securities Act of 1933, as amended, all rules and regulations promulgated thereunder (including the registration of the shares of Common Stock issuable under the Plan on a Form S-8 registration statement filed with the Securities and Exchange Commission), all applicable requirements of any stock exchange (or the Nasdaq National Market, if applicable) on which the Common Stock is listed for trading (or approved for listing upon issuance), all applicable state securities laws, the Exchange Act, the rules and regulations promulgated thereunder and all other applicable requirements established by law or regulation; and (iii) if sought by the Company, the approval of counsel for the Company regarding such compliance. In the event such shareholder approval is not obtained, or such compliance is not effected, within twelve
     (12) months after the date on which the Plan is adopted by the Board of Directors of the Company, the Plan shall terminate and have no further force or effect and all sums collected from Participants hereunder shall be refunded.

23)  Laws. The provisions of the Plan shall be governed by the laws of the State
     ----
     of Texas without resort to that state's conflict of laws rules.

                                    -D-11-

                              AMX CORPORATION                        EXHIBIT "A"
                                                                     ----------
                  1996 EMPLOYEE STOCK PURCHASE PLAN ("ESPP")
                            ENROLLMENT/CHANGE FORM

SECTION 1:                   Action:                                Complete Sections:
                             ------                                 -----------------

ACTIONS                      ___ New Enrollment                     2, 3, 6 and sign attached
                                                                    Stock Purchase Agreement
                             ___ Payroll Deduction Change           2, 4, 6
                             ___ Terminate Payroll Deductions       2, 5, 6
                             ___ Change in Stock Issuance           2, 6
                                 Directions
====================================================================================================================================
SECTION 2:                   Name_____________________________________________________________________        Dept. _______ ________
PERSONNEL                                   Last                            First                               MI

DATA                         Home Address ____________________________________________________________
                                                                             Street
                             _________________________________________________________________________
                              City                                           State                           Zip Code
                             Social Security No.:          _____  _____  _____ - _____  _____ - ______   _____ _____ _____

=================================================================================================================================
SECTION 3:                   Effective with Offering Period:        Payroll Deduction Amount:  ____% of base
Compensation*
NEW                          ___ January 1, 199__
ENROLLMENT                   ___ July 1, 199__                      *Must be a multiple of 1% up to a maximum of 10%
of base
                                                                    Compensation

                             ___ Initial Offering Period - [   ], 199__

====================================================================================================================================
SECTION 4:                   Effective with the Pay Period          I authorize the following new level of
                             Beginning:                             payroll deduction:  ___% of base
PAYROLL                      _______________________________        Compensation*
DEDUCTION                    Month        Day           Year

CHANGE                                                              *Must be a multiple of 1% up to a maximum of 10%
of base Compensation


                             NOTE:  Unless you are subject to Section 16b of the Securities
                             ----
                                    Exchange Act of 1934, as amended, you may increase or reduce your rate of payroll deductions once per Offering Period to become effective ten (10) Trading Days after the Company's receipt of the Enrollment/Change Form.
====================================================================================================================================
SECTION 5:                   Effective with the Pay Period          Your election to terminate your payroll deductions
for the balance               Beginning:
TERMINATE
may not rejoin               _______________________________        of the Offering Period cannot be changed, and you
PAYROLL
able to resume               Month        Day           Year        the Offering Period at a later date.  You will not be
DEDUCTIONS
of the next                                                         participation in the ESPP prior to the commencement

                                                                    Offering Period.

                             In connection with my voluntary termination of payroll deductions, I elect the following action regarding my ESPP payroll deductions to date in the current Offering Period:

                    ___ Purchase shares of AMX Corporation at end of the period
                             OR
                    ___ Refund ESPP payroll deductions collected

                    NOTE:  If your employment terminates for any reason or your eligibility
                    ----
                           status changes (*20 hrs/wk or *5 months/yr), you will immediately cease to participate in the ESPP, and your ESPP payroll deductions collected will automatically be refunded to you or in the case of your death, to the persons entitled thereto, as set forth in the Plan.

* Greater than or equal to

                                    -D-12-

================================================================================

SECTION 6:
AUTHORIZATION

I would like any Common Stock certificate to be issued as follows: (Print name(s) exactly as they should appear.)

__My name only, ____________________________________________.
__My name, ___________________________, and my spouse, ___________________________, ____as community property or ____as joint tenants.
__Issued in street name and delivered to my designated brokerage:

Name on account         _______________________________
Account Number          _______________________________
Brokerage Firm          _______________________________
Account Representative  _______________________________
Date:_______________________________________________________________________________________________________________________________
                                                         Signature of Employee

     NOTE:  Unless otherwise defined herein, the terms defined
     ----
            in the ESPP shall have the same meanings in this Enrollment/Change Form. The ESPP is hereby incorporated herein by reference and in the event of any conflict between the terms and conditions of the ESPP and this Enrollment/Change Form, the terms and conditions of the ESPP shall prevail.

                                    -D-13-

                                AMX CORPORATION ("COMPANY")          EXHIBIT "B"
                         1996 EMPLOYEE STOCK PURCHASE PLAN ("ESPP")
                               SECTION 16b PARTICIPATION FORM
SECTION 1:

PURPOSE This special participation form is for Participants who are subject to Section 16b of the Exchange Act. Unless otherwise defined herein, the terms defined in the ESPP shall have the same meanings in this
            Section 16b Participation Form. The ESPP is hereby incorporated herein by reference and in the event of any conflict between the terms and conditions of the ESPP and this Section 16b Form, the terms and conditions of the ESP shall prevail.

================================================================================
SECTION 2:  Name_________________________________________________
PERSONNEL           Last                            First               MI
DATA
            Social Security No.:  _____  _____  _____ - _____  _____ - _____

================================================================================
SECTION 3:
COMMITMENT I hereby irrevocably commit to remain a participant in the ESPP for the following period (the "Commitment Period") and to acquire
PERIOD shares of Common Stock on each Exercise Date under the ESPP which occurs within the
Commitment Period:

            ___the period beginning with the filing of this form with the ESPP administrator and ending on _____________________(must extend through at least one Exercise Date more than six (6) months after the filing date), or

           ___my entire period of ESPP participation (which must extend at least one Exercise Date more than six (6) months after the filing date).
           NOTE: The Commitment Period, together with my participation in the ---- ESPP, will in all events terminate upon my cessation of employment with the Company.

================================================================================
SECTION 4:
PAYROLL     I hereby authorize the Company to deduct from each of my paychecks during the Commitment Period the percentage of pay specified
DEDUCTION   below for investment  in shares of Common Stock under the ESPP:
           ______% of my base salary per pay period (any multiple of 1% up to a maximum of 10%). The specified rate of payroll deduction will remain in effect for the entire Commitment Period, and I will not change such rate of deduction, or otherwise suspend or terminate such deductions, at any time during the Commitment Period. However, no further payroll deductions may be made to the ESPP after my termination of employment with the Company.
           NOTE: The specified rate of payroll deduction may only be changed
           ----
                 upon six (6) months advance notice to the ESPP administrator. Any such change in the rate of payroll deduction will not become effective until six (6) months after the date the notice of such change is filed with the ESPP administrator.
================================================================================
SECTION 5:
WAIVER          I hereby waive my right under the ESPP to withdraw any payroll deductions made on my behalf during the Commitment Period, and none of those deductions may be refunded to me, except as otherwise specifically provided under the provisions of the ESPP mandating the refund of payroll deductions upon a Participant's termination of employment. Accordingly, all my payroll deductions at the rate specified in Section 4 above are to be applied to the purchase of shares of Common Stock on each Exercise Date within the Commitment Period during which I continue in the Company's employ. Such waiver will remain in effect for the entire Commitment Period.

                                               ____________ Please initial here.

                                    -D-14-

          NOTE:  The waiver may only be revoked upon six (6) months advance
          ----
                 notice to the ESPP administrator. Only payroll deductions made on the officer's behalf more than six (6) months after such revocation is filed with the ESPP administrator may be withdrawn from the ESPP or otherwise refunded to the officer.

================================================================================
SECTION 6:
AUTHORI- To the extent there is any conflict between the commitments made pursuant to this Section 16b Participation Form and any other
ZATION         payroll deduction authorizations or other agreements or
commitments in effect for me for the same period under the ESPP, the terms of this Section 16b Participation Form will control. The commitments made in this Section 16b Participation Form are irrevocable, except to the limited extent otherwise indicated above.

Date Signed:___________________________ Signature:______________________________
Date Filed:____________________________

                                    -D-15-

                              AMX CORPORATION                       EXHIBIT "C"
                           STOCK PURCHASE AGREEMENT

      I hereby elect to participate in the 1996 Employee Stock Purchase Plan (the "ESPP") for the Offering Period specified below, and I hereby subscribe to purchase shares of Common Stock of AMX Corporation, a Texas corporation (the "Company"), in accordance with the provisions of this Stock Purchase Agreement ("Agreement") and the ESPP. I hereby authorize payroll deductions from each of my paychecks during the period in the 1% multiple of my Compensation (not to exceed a maximum of 10%) specified in my attached Enrollment/Change Form. Capitalized terms shall have the meaning set forth in the ESPP unless the context otherwise requires.

      I understand that subsequent Offering Periods will begin on the first Trading Day of January and July each year, and my participation will automatically remain in effect from one Offering Period to the next in accordance with my payroll deduction authorization, unless I withdraw from the ESPP or change the rate of my payroll deduction or unless my employment status changes.

      I understand that my payroll deductions will be accumulated for the purchase of shares of the Company's Common Stock on the last Trading Day of each six-month Offering Period. The Purchase Price per share will be 85% of the lower of (i) the Fair Market Value per share of Common Stock on the Enrollment Date of the Offering Period or (ii) the Fair Market Value per share of Common Stock on the Exercise Date.

      I understand that unless I am a Section 16b Participant I can withdraw from the ESPP at any time prior to the last Trading Day of the Offering Period and elect to have the Company refund all my payroll deductions for that period or to have such payroll deductions applied to the purchase of Common Stock at the end of such Offering Period. However, I may not rejoin that particular Offering Period at any later date. Upon the termination of my employment for any reason or my loss of eligible Employee status, my participation in the ESPP will immediately cease and all my payroll deductions in my account under the ESPP on such date will automatically be refunded. Should I die while an ESPP Participant, my payroll deductions will automatically cease and my estate will receive a refund of my payroll deductions. I further understand that I may change the rate of my payroll deductions on one occasion (currently) per Offering Period.

      I understand that I will receive a stock certificate for the shares purchased on my behalf after the end of each Offering Period. The certificate will be issued in the name or names I have selected on the Enrollment/Change Form accompanying this Agreement or will be deposited directly in my designated brokerage account.

      I understand that the Company has the right, exercisable in its sole discretion, to amend or terminate the ESPP at any time, with such amendment or termination to become effective immediately following the exercise of outstanding Options at the end of any current Offering Period. Should the Company elect to terminate the ESPP, I will have no further rights to purchase shares of Common Stock pursuant to this Agreement.

      I understand that the ESPP sets forth restrictions (i) limiting the maximum number of shares which I may purchase during any Offering Period and
(ii) prohibiting me from purchasing more than $25,000 worth of Common Stock for each calendar year my Option remains outstanding.

      I acknowledge that I have received a copy of the official Plan Prospectus summarizing the major features of the ESPP. I have read this Agreement and the Prospectus and hereby agree to be bound by the terms of both this Agreement and the ESPP. The effectiveness of this Agreement is dependent upon my eligibility to participate in the ESPP.

      I understand that neither payroll deductions credited to my account nor any rights with regard to the exercise of an Option or to receive shares under the ESPP may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will or the laws of descent and distribution) and may be exercised only by me during my lifetime.

      I understand that the grant and/or exercise of the Options will have federal and state income tax consequences. I further understand that I should consult a tax adviser upon the grant of the Option and before exercising this Option or disposing of the shares, particularly with respect to my state's tax laws.

      I understand that the ESPP is incorporated herein by reference unless defined herein, the terms defined in the ESPP shall have the same meanings in this Stock Purchase Agreement. In the event of any conflict between terms and conditions of the ESPP and this Stock Purchase Agreement, the terms and conditions of the ESPP shall control. The ESPP, the Enrollment/Change Form, the
Section 16b Participation Form (if applicable) and this Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and me with respect to the subject matter hereof, and may not be modified adversely to me except by means of a writing signed by the Company and me. This Agreement is governed by Texas law except for that body of law pertaining to conflict of laws.

                                    -D-16-

      By my signature and the signature of the Company's representative below, I acknowledge and agree that I have reviewed the ESPP, the Enrollment/Change Form, the Section 16b Participation Form (if applicable) and this Agreement in their entirety, have had an opportunity to obtain the advice of counsel prior to executing this Agreement and fully understand all provisions of the ESPP.

Date:  _________________________, 199__.

                                         _______________________________________

                                         _____________________
                                         Signature of Employee
                                         Printed
                                         Name:______________________________

Start Date of my Offering Period:  _________________________, 199__

                                    -D-17-

                       PANJA INC. d/b/a AMX CORPORATION

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
             2001 ANNUAL MEETING OF SHAREHOLDERS - AUGUST 22, 2001

The undersigned shareholder(s) of Panja Inc. d/b/a AMX Corporation, a Texas corporation, hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement and hereby appoints Scott Miller and Peter York, and each of them, Proxies and Attorneys-in-Fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the Annual Meeting of Shareholders of Panja Inc. d/b/a AMX Corporation to be held at the Renaissance Hotel, 900 East Lookout Drive, Richardson, Texas 75082, at 10:00 a.m. on August 22, 2001, and any adjournments thereof, and to vote all shares of Common Stock that the undersigned is entitled to vote on the matters set forth on the reverse side.


                           (Continued on other side)

--------------------------------------------------------------------------------

                              FOLD AND DETACH HERE

                         (Continued from reverse side)

Please mark your
votes as indicated  [X]
in this example



1. ELECTION OF DIRECTORS. IF THE PROPOSED AMENDMENT TO THE COMPANY'S BYLAWS PROVIDING FOR A CLASSIFIED BOARD IS ADOPTED, THE SEVEN DIRECTORS WILL BE ELECTED TO A CLASSIFIED BOARD, WITH THE CLASS I DIRECTORS BEING ELECTED INITIALLY FOR A ONE-YEAR TERM, THE CLASS II DIRECTORS BEING ELECTED INITIALLY FOR A TWO-YEAR TERM AND THE CLASS III DIRECTORS BEING ELECTED INITIALLY FOR A THREE-YEAR TERM:

(If you wish to withhold authority to vote for any individual nominee, strike a line through the nominee's name below)

Scott D. Miller, Class III; Robert Carroll, Class II; Richard Smith, Class I; J. Otis Winters, Class I; Peter D. York, Class II; Casey Cowell, Class III, Pat Summerall, Class III.

        FOR all                 WITHHELD
        nominees                for
        listed above            all
        (except as              listed
        indicated)              nominees


        [  ]                    [  ]


2. PROPOSAL TO AMEND THE COMPANY'S BYLAWS TO PROVIDE FOR CLASSIFICATION OF THE BOARD OF DIRECTORS INTO THREE CLASSES, WITH MEMBERS OF EACH CLASS SERVING STAGGERED THREE-YEAR TERMS:

        FOR                     AGAINST                 ABSTAIN
        [  ]                    [  ]                    [  ]


3. PROPOSAL TO AMEND THE ARTICLES OF INCORPORATION OF THE COMPANY TO CLARIFY AND ESTABLISH THAT THE HOLDERS OF AT LEAST TWO-THIRDS OF THE OUTSTANDING SHARES OF CAPITAL STOCK ENTITLED TO VOTE MAY AMEND, REPEAL OR ADOPT ANY BYLAW:

        FOR                     AGAINST                 ABSTAIN
        [  ]                    [  ]                    [  ]


4. PROPOSAL TO AMEND THE ARTICLES OF INCORPORATION OF THE COMPANY TO CHANGE THE NAME OF THE COMPANY FROM "PANJA INC." TO "AMX CORPORATION":

        FOR                     AGAINST                 ABSTAIN
        [  ]                    [  ]                    [  ]


5. PROPOSAL TO AMEND THE 1996 EMPLOYEE STOCK PURCHASE PLAN TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK AVAILABLE FOR ISSUANCE UNDER SUCH PLAN FROM 250,000 SHARES TO 500,000 SHARES:

        FOR                     AGAINST                 ABSTAIN
        [  ]                    [  ]                    [  ]


6. PROPOSAL TO RATIFY THE APPOINTMENT OF ERNST & YOUNG LLP AS INDEPENDENT ACCOUNTANTS OF THE COMPANY FOR THE FISCAL YEAR ENDING MARCH 31, 2002:

        FOR                     AGAINST                 ABSTAIN
        [  ]                    [  ]                    [  ]



--------------------------------------------------------------------------------

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

THIS BALLOT WILL BE VOTED AS DIRECTED OR, IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES NAMED ABOVE, FOR THE AMENDMENT TO THE BYLAWS, FOR THE AMENDMENT TO THE ARTICLES OF INCORPORATION TO CLARIFY AND ESTABLISH THAT THE HOLDERS OF AT LEAST TWO-THIRDS OF THE OUTSTANDING SHARES OF CAPITAL STOCK ENTITLED TO VOTE MAY AMEND, REPEAL OR ADOPT ANY BYLAW, FOR THE AMENDMENT TO THE ARTICLES OF INCORPORATION TO CHANGE THE NAME OF THE COMPANY FROM "PANJA INC." TO "AMX CORPORATION", FOR THE AMENDMENT TO THE 1996 EMPLOYEE STOCK PURCHASE PLAN, FOR RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS INDEPENDENT AUDITORS AND AS SAID PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY COME BEFORE THE MEETING.


--------------------------------------------------------------------------------


                                    Signature
                                              ----------------------------------

                                    Signature
                                              ----------------------------------
                                    (To be signed if shares are held by joint tenants as Community Property.)


                                    Title, if applicable:
                                                         -----------------------

                                    Dated: ________, 2001

--------------------------------------------------------------------------------

                                    This proxy should be dated and signed by the Shareholder(s) exactly as his or her name appears thereon and returned promptly in the enclosed envelope. Persons signing in a fiduciary capacity as attorney, executor, administrator, trustee or guardian should so indicate. If shares are held by joint tenants as community property, both should sign.

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